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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 8/31
Date of reporting period: 8/31/10

*	Funds included are: Invesco High Yield Securities Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund and Invesco Van Kampen High Yield Fund

Item 1. Reports to Stockholders.

Annual Report to Shareholders	August 31, 2010

Invesco High Yield Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
27	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Approval of Investment Advisory and Sub-Advisory Agreements
34	Tax Information
35	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
      First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco High Yield Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco High Yield Securities Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley High Yield Securities Fund was renamed Invesco High Yield Securities Fund.
     On June 25, 2010, Peter Ehret, head of High Yield for Invesco and portfolio manager, and his investment team took over management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, shares of Invesco High Yield Securities Fund at net asset value (NAV) underperformed the Fund’s style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to its conservative posture during the 12-month period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.24%

Class B Shares	14.68

Class C Shares	14.66

Class Y Shares	15.57

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	21.40

Lipper High Current Yield Bond Funds Index ▼ (Peer Group Index)	19.65

▼	Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
      Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Market conditions during the 12-month reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates

Portfolio Composition†
By credit quality

A	0.2%

BBB	3.0

BB	35.3

B	40.1

CCC	12.6

Non-Rated	2.5

Money Market Funds Plus
Other Assets Less Liabilities	6.3

Top 5 Industries

1. Oil & Gas Exploration & Production	9.3%

2. Casinos & Gaming	6.2

3. Wireless Telecommunication Services	4.6

4. Cable & Satellite	4.0

5. Health Care Facilities	3.7

Total Net Assets	$127.5 million

Total Number of Holdings*	235

Top 10 Fixed Income Holdings*

1. CIT Group, Inc.	1.7%

2. Vangent, Inc.	1.4

3. MGM Mirage	1.4

4. Continental Airlines 2007-1 Class C Pass Through Trust	1.1

5. CCM Merger Corp.	1.1

6. Navistar International Corp.	1.1

7. SunGard Data Systems, Inc.	1.1

8. Charter Communications Operating LLC/Charter Communications Operating Capital	1.0

9. Ply Gem Industries, Inc.	1.0

10. Expedia, Inc.	1.0

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
4	Invesco High Yield Securities Fund

caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the economy.1 Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010 after growing at 3.7% and 2.2% annual rates during the first quarter of 2010 and fourth quarter of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Defaults in the high yield bond market reached their peak in dollar terms in November of the fiscal year when four firms, valued collectively at $19.4 billion, defaulted for an annualized par-weighted default rate of 10.91%.3 Since November, default rates have dropped significantly, as there were only seven defaults in the second half of the fiscal year compared to 27 for the first six months. The annualized par-weighted default rate at the end of the fiscal year was 0.2%.3
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated positive total return for the trailing 12 months3, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected price increases of fixed income assets2. During the last half of the reporting period, sovereign debt risks in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities, though the impact was not sufficient to erase gains realized by non-government bonds over the first half of the Fund’s fiscal year.
     On an absolute basis, the Fund generated positive returns for the period. The Fund maintained a defensive posture and was particularly underweight in lower quality CCC-rated issuers throughout most of the reporting period. This was the main detractor from Fund performance as lower credit quality issues experienced the most significant positive returns in the high yield market.3 Previous management felt there were more compelling risk/reward opportunities within higher quality issues in the market, and therefore, the Fund emphasized higher quality bonds.
     In addition, the Fund has de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. The Fund’s underweight in buildings and materials and financial companies also detracted from performance as these asset classes outperformed during the period.3 The Fund’s overweight positions in the health care sector and the oil field services industry detracted from performance as these asset classes also underperformed for the period. The Fund’s performance was also hurt by a charge to the NAV due to tax accounting and book accounting differences from the prior management.
     Since taking over management of the Fund on June 25, 2010, the new team has worked on aligning the Fund to the Invesco research team’s outlook. The team was generally positive in assessment of high yield bonds; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession caused us to be cautious on owning too many riskier assets. We believed the risk of owning such assets outweighed any potential benefit to the Fund.
     Thank you for investing in Invesco High Yield Securities Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco High Yield Securities Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5	Invesco High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 9/26/79, index data from 9/30/79

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco High Yield Securities Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (9/26/79)		5.07%

10	Years	-0.59

5	Years	5.29

1	Year	9.74

Class B Shares

Inception (7/28/97)		-0.94%

10	Years	-0.59

5	Years	5.54

1	Year	9.68

Class C Shares

Inception (7/28/97)		-1.24%

10	Years	-0.74

5	Years	5.70

1	Year	13.66

Class Y Shares

Inception (9/26/79)		5.48%

10	Years	0.09

5	Years	6.52

1	Year	15.57
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco High Yield Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (9/26/79)		5.00%

10	Years	-1.35

5	Years	5.15

1	Year	17.36

Class B Shares

Inception (7/28/97)		-1.18%

10	Years	-1.35

5	Years	5.29

1	Year	17.59

Class C Shares

Inception (7/28/97)		-1.47%

10	Years	-1.51

5	Years	5.43

1	Year	21.55

Class Y Shares

Inception (9/26/79)		5.41%

10	Years	-0.68

5	Years	6.37

1	Year	23.57
value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.13%, 2.63%, 2.73% and 1.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.16%, 2.66%, 2.76% and 1.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco High Yield Securities Fund

Invesco High Yield Securities Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	HYLAX
Class B Shares	HYLBX
Class C Shares	HYLCX
Class Y Shares	HYLDX

8	Invesco High Yield Securities Fund

Schedule of Investments(a)

August 31, 2010

	Principal
	Amount		Value

Bonds & Notes–91.4%
Advertising–1.0%
Affinion Group, Inc., 11.50%, 10/15/15		$450,000	$474,750

Clear Channel Worldwide Holdings, Inc., (Series B), 9.25%, 12/15/17		440,000	464,200

Lamar Media Corp., 7.875%, 04/15/18(b)		285,000	294,975

			1,233,925

Aerospace & Defense–1.9%
Bombardier, Inc. (Canada), 7.75%, 03/15/20(b)		450,000	483,750

Hexcel Corp., 6.75%, 02/01/15		605,000	611,050

L-3 Communications Corp., 5.875%, 01/15/15		810,000	827,719

Triumph Group, Inc., 8.00%, 11/15/17		555,000	563,325

			2,485,844

Airlines–2.8%
American Airlines Pass Through Trust 1991, (Series 91A2), 10.18%, 01/02/13		133,547	133,547

Continental Airlines 2007-1 Class C Pass Through Trust, 7.339%, 04/19/14		1,447,094	1,432,623

Continental Airlines 2009-1 Class B Pass Through Trust, (Series B), 9.25%, 05/10/17		175,000	184,297

Continental Airlines, Inc., 6.75%, 09/15/15(b)		55,000	54,863

Delta Air Lines, 9.50%, 09/15/14(b)		737,000	793,196

Inaer Aviation Finance Ltd. (Spain), 9.50%, 08/01/17(b)	EUR	50,000	61,303

UAL 2007-1 Pass Through Trust, (Series 071A), 6.636%, 07/02/22		$156,392	151,310

United Air Lines, Inc., 9.875%, 08/01/13(b)		760,000	811,300

			3,622,439

Alternative Carriers–0.2%
Intelsat Corp., 9.25%, 06/15/16		210,000	224,175

Aluminum–0.9%
Century Aluminum Co., 8.00%, 05/15/14		135,000	133,566

Novelis, Inc. (Canada), 7.25%, 02/15/15		1,010,000	1,015,050

			1,148,616

Apparel Retail–0.1%
Collective Brands, Inc., 8.25%, 08/01/13		185,000	187,313

Apparel, Accessories & Luxury Goods–0.5%
Hanesbrands, Inc., (Series B), 4.121%, 12/15/14(c)		385,000	368,638

Quiksilver, Inc., 6.875%, 04/15/15		280,000	260,400

			629,038

Auto Parts & Equipment–1.2%
Allison Transmission, Inc., 11.00%, 11/01/15(b)		365,000	394,200

Tenneco, Inc., 7.75%, 08/15/18(b)		165,000	167,063

Tenneco, Inc., 8.125%, 11/15/15		420,000	437,850

TMD Friction Finance SA (Luxembourg), 10.75%, 05/15/17(b)	EUR	470,000	592,630

			1,591,743

Automobile Manufacturers–0.7%
Ford Motor Co., 7.45%, 07/16/31		$425,000	417,031

Ford Motor Credit Co. LLC, 6.625%, 08/15/17		145,000	147,175

General Motors Corp., 8.375%, 07/15/33(d)		1,050,000	338,625

			902,831

Broadcasting–1.9%
Allbritton Communications Co., 8.00%, 05/15/18		270,000	267,638

ITV PLC (United Kingdom), (MTN), 5.375%, 10/19/15	GBP	50,000	75,532

ITV PLC (United Kingdom), (MTN), 7.375%, 01/05/17		105,000	164,270

LIN Television Corp., 6.50%, 05/15/13		$250,000	247,500

Nielsen Finance LLC/Nielsen Finance Co., 0.00%, 08/01/16(e)		310,000	306,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Broadcasting–(continued)

Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 08/01/14	$750,000	$787,500

XM Satellite Radio, Inc., 13.00%, 08/01/13(b)	550,000	623,563

		2,472,903

Building Products–2.8%
AMH Holdings, Inc., 11.25%, 03/01/14(e)	190,000	193,919

Building Materials Corp. of America, 6.875%, 08/15/18(b)	270,000	265,275

Building Materials Corp. of America, 7.50%, 03/15/20(b)	260,000	260,650

Gibraltar Industries, Inc., 8.00%, 12/01/15	415,000	404,625

Nortek, Inc., 11.00%, 12/01/13	885,000	938,100

Ply Gem Industries, Inc., 11.75%, 06/15/13	1,240,000	1,283,400

Ply Gem Industries, Inc., 13.125%, 07/15/14	220,000	221,100

		3,567,069

Cable & Satellite–4.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 10.875%, 09/15/14(b)	1,170,000	1,308,937

CSC Holdings, Inc., 8.50%, 06/15/15	745,000	810,187

CSC Holdings, Inc., 8.625%, 02/15/19	790,000	884,800

Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 04/15/14	510,000	529,125

Intelsat Jackson Holdings Ltd., 9.50%, 06/15/16	420,000	449,400

Kabel Deutschland GmbH, 10.625%, 07/01/14	315,000	327,994

Virgin Media Finance PLC, 9.125%, 08/15/16	805,000	861,350

		5,171,793

Casinos & Gaming–5.1%
Ameristar Casinos, Inc., 9.25%, 06/01/14	675,000	715,500

Great Canadian Gaming Co., 7.25%, 02/15/15(b)	305,000	309,194

Harrah’s Operating Co., Inc., 5.625%, 06/01/15	677,000	436,665

Harrah’s Operating Co., Inc., 11.25%, 06/01/17	568,000	612,020

Harrah’s Operating Co., Inc., 12.75%, 04/15/18(b)	185,000	169,737

Harrah’s Operating Co., Inc., 10.00%, 12/15/18	125,000	98,125

Las Vegas Sands Corp., 6.375%, 02/15/15	410,000	413,075

Mandalay Resort Group, 7.625%, 07/15/13	160,000	133,600

MGM Mirage, 6.75%, 04/01/13	1,955,000	1,730,175

MGM Mirage, 13.00%, 11/15/13	500,000	577,500

MGM Resorts International, 6.75%, 09/01/12	30,000	27,450

Resort at Summerlin LP, (Series B), 13.00%, 12/15/07(d)	27,634,000	0

Seneca Gaming Corp., 7.25%, 05/01/12	450,000	441,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 08/15/20(b)	190,000	192,375

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, 05/01/20(b)	645,000	653,869

		6,510,285

Coal & Consumable Fuels–0.9%
Consol Energy, Inc., 8.25%, 04/01/20(b)	140,000	149,275

Foundation PA Coal Co. LLC, 7.25%, 08/01/14	860,000	877,200

Peabody Energy Corp., 6.50%, 09/15/20	175,000	184,625

		1,211,100

Commodity Chemicals–0.5%
Westlake Chemical Corp., 6.625%, 01/15/16	650,000	655,687

Communications Equipment–0.6%
Avaya, Inc., 9.75%, 11/01/15	790,000	750,500

Construction & Farm Machinery & Heavy Trucks–2.2%
Case New Holland, Inc., 7.75%, 09/01/13	540,000	567,000

Case New Holland, Inc., 7.875%, 12/01/17(b)	300,000	318,000

Esco Corp., 8.625%, 12/15/13(b)	185,000	189,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Construction & Farm Machinery & Heavy Trucks–(continued)

Navistar International Corp., 8.25%, 11/01/21	$1,295,000	$1,356,512

Oshkosh Corp., 8.50%, 03/01/20	315,000	336,263

		2,767,631

Construction Materials–0.4%
Texas Industries, Inc., 9.25%, 08/15/20(b)	550,000	551,375

Consumer Finance–2.7%
Ally Financial, Inc., 7.50%, 09/15/20(b)	645,000	641,775

Ally Financial, Inc., 8.00%, 03/15/20(b)	665,000	686,612

Ally Financial, Inc., 8.00%, 11/01/31	335,000	332,488

Ford Motor Credit Co. LLC, 8.00%, 12/15/16	367,000	397,277

Ford Motor Credit Co. LLC, 8.125%, 01/15/20	990,000	1,084,050

National Money Mart Co., 10.375%, 12/15/16	265,000	276,925

		3,419,127

Data Processing & Outsourced Services–1.3%
SunGard Data Systems, Inc., 9.125%, 08/15/13	1,315,000	1,347,875

SunGard Data Systems, Inc., 10.25%, 08/15/15	255,000	267,431

SunGard Data Systems, Inc., 10.625%, 05/15/15	90,000	100,125

		1,715,431

Department Stores–0.7%
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16	825,000	855,937

Distillers & Vintners–0.6%
Constellation Brands, Inc., 7.25%, 05/15/17	715,000	752,537

Diversified Commercial & Professional Services–0.3%
ARAMARK Corp., 8.50%, 02/01/15	390,000	405,600

Diversified Metals & Mining–0.7%
Teck Resources Ltd., 9.75%, 05/15/14	680,000	841,500

Drug Retail–0.3%
General Nutrition Centers, Inc., (PIK), 5.75%, 03/15/14	350,000	337,313

Electrical Components & Equipment–0.4%
Baldor Electric Co., 8.625%, 02/15/17	510,000	543,150

Electric Utilities–0.9%
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	1,300,000	1,158,625

Environmental & Facilities Services–0.2%
EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 08/15/18(b)	245,000	251,738

Fertilizers & Agricultural Chemicals–0.7%
CF Industries, Inc., 7.125%, 05/01/20	815,000	874,087

Food Retail–1.2%
SUPERVALU, Inc., 7.50%, 05/15/12	525,000	543,375

SUPERVALU, Inc., 7.50%, 11/15/14	505,000	505,631

SUPERVALU, Inc., 8.00%, 05/01/16	495,000	495,619

		1,544,625

Gas Utilities–0.6%
Ferrellgas LP, 6.75%, 05/01/14	435,000	439,350

Suburban Propane Patrtners, 7.375%, 03/15/20	295,000	311,225

		750,575

Health Care Equipment–1.5%
Biomet, Inc., 10.00%, 10/15/17	1,120,000	1,215,200

Fresenius US Finance II, Inc., 9.00%, 07/15/15(b)	330,000	369,600

Invacare Corp., 9.75%, 02/15/15	290,000	313,200

		1,898,000

Health Care Facilities–3.7%
Community Health Systems, 8.875%, 07/15/15	695,000	723,669

HCA, Inc., 5.75%, 03/15/14	1,200,000	1,158,000

HCA, Inc., 6.25%, 02/15/13	847,000	851,235

HCA, Inc., 9.875%, 02/15/17	475,000	521,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco High Yield Securities Fund

	Principal
	Amount		Value

Health Care Facilities–(continued)

Select Medical Corp., 6.143%, 09/15/15(c)		$405,000	$351,338

Sun Healthcare Group, Inc., 9.125%, 04/15/15		515,000	539,462

Tenet Healthcare Corp., 10.00%, 05/01/18		535,000	601,875

			4,746,891

Health Care Services–0.5%
Apria Healthcare Group, Inc., 12.375%, 11/01/14(b)		375,000	412,500

Omnicare, Inc., 7.75%, 06/01/20		110,000	110,413

Universal Hospital Services, Inc., (PIK), 8.50%, 06/01/15		100,000	100,750

			623,663

Highways & Railtracks–0.1%
Abertis Infraestructuras SA (Spain), 4.625%, 10/14/16	EUR	100,000	125,310

Homebuilding–1.2%
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16		$1,160,000	1,133,900

M/I Homes, Inc., 6.875%, 04/01/12		380,000	380,000

			1,513,900

Hotels, Resorts & Cruise Lines–0.5%
Carlson Wagonlit BV (Netherlands), 6.649%, 05/01/15(b)(c)	EUR	290,000	333,509

Royal Caribbean Cruises Ltd., 6.875%, 12/01/13		$295,000	300,900

			634,409

Household Products–0.2%
Central Garden and Pet Co., 8.25%, 03/01/18		275,000	279,125

Independent Power Producers & Energy Traders–1.9%
AES Corp. (The), 7.75%, 03/01/14		500,000	525,000

Ipalco Enterprises, Inc., 8.625%, 11/14/11		965,000	1,015,662

NRG Energy, Inc., 7.375%, 02/01/16		810,000	822,150

			2,362,812

Industrial Conglomerates–0.6%
RBS Global, Inc./Rexnord LLC, 8.50%, 05/01/18(b)		735,000	742,350

Industrial Gases–0.2%
Airgas, Inc., 7.125%, 10/01/18(b)		205,000	226,781

Industrial Machinery–0.2%
Mueller Water Products, Inc., 8.75%, 09/01/20(b)		55,000	55,688

SPX Corp., 6.875%, 09/01/17(b)		220,000	227,700

			283,388

Integrated Telecommunication Services–1.1%
Angel Lux Common SA (Denmark), 8.875%, 05/01/16(b)		435,000	458,925

Qwest Communications, 7.125%, 04/01/18(b)		490,000	508,988

Windstream Corp., 7.875%, 11/01/17		385,000	392,700

			1,360,613

Internet Retail–2.7%
Expedia, Inc., 8.50%, 07/01/16		1,120,000	1,225,700

Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc., 10.75%, 08/01/16		815,000	878,162

Travelport LLC/Travelport, Inc., 9.00%, 03/01/16(b)		265,000	264,337

Travelport LLC, 9.875%, 09/01/14		440,000	453,750

Travelport LLC, 11.875%, 09/01/16		550,000	587,125

			3,409,074

Investment Banking & Brokerage–0.5%
E*Trade Financial Corp., 7.875%, 12/01/15		385,000	364,788

Merrill Lynch & Co., Inc., 6.11%, 01/29/37		260,000	252,252

			617,040

Leisure Facilities–0.2%
Universal City Development Partners Ltd., 8.875%, 11/15/15(b)		255,000	260,100

Leisure Products–0.0%
Toys R US–Delaware, Inc., 7.375%, 09/01/16(b)		55,000	55,825

Metal & Glass Containers–0.2%
Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16		250,000	270,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Movies & Entertainment–0.8%
AMC Entertainment, Inc., 8.75%, 06/01/19	$760,000	$789,450

Cinemark USA, Inc., 8.625%, 06/15/19	246,000	259,530

		1,048,980

Multi-line Insurance–0.2%
Hartford Financial Services Group, Inc., 8.125%, 06/15/38(c)	280,000	276,555

Office Services & Supplies–0.1%
IKON Office Solutions, Inc., 6.75%, 12/01/25	130,000	133,250

Oil & Gas Drilling–0.1%
Pride International, Inc., 6.875%, 08/15/20	65,000	68,331

Oil & Gas Equipment & Services–1.5%
Bristow Group, Inc., 7.50%, 09/15/17	245,000	246,531

Cie Generale de Geophysique-Veritas (France), 7.50%, 05/15/15	965,000	972,238

Key Energy Services, Inc., 8.375%, 12/01/14	635,000	657,225

		1,875,994

Oil & Gas Exploration & Production–9.3%
Anadarko Petroleum Corp., 6.375%, 09/15/17	270,000	267,975

Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp., 10.75%, 02/01/18	965,000	1,073,562

Chaparral Energy, Inc., 8.50%, 12/01/15	500,000	478,750

Chesapeake Energy Corp., 6.625%, 08/15/20	275,000	277,063

Chesapeake Energy Corp., 6.875%, 11/15/20	150,000	153,750

Chesapeake Energy Corp., 9.50%, 02/15/15	250,000	281,563

Cimarex Energy Co., 7.125%, 05/01/17	465,000	484,763

Continental Resources, 7.375%, 10/01/20(b)	315,000	321,300

Continental Resources, 8.25%, 10/01/19	200,000	215,500

Encore Acquisition Co., 9.50%, 05/01/16	355,000	388,281

Forest Oil Corp., 7.25%, 06/15/19	1,115,000	1,120,575

Hilcorp Energy I LP/Hilcorp Finance Co., 7.75%, 11/01/15(b)	910,000	923,650

McMoRan Exploration Co, 11.875%, 11/15/14	1,005,000	1,062,787

Newfield Exploration Co., 6.625%, 09/01/14	1,080,000	1,111,050

Newfield Exploration Co., 7.125%, 05/15/18	255,000	267,113

Petrohawk Energy Corp., 7.25%, 08/15/18(b)	235,000	234,853

Petrohawk Energy Corp., 7.875%, 06/01/15	690,000	716,737

Pioneer Natural Resources Co., 6.65%, 03/15/17	720,000	756,131

Plains Exploration & Production Co., 7.625%, 06/01/18	840,000	855,750

Plains Exploration & Production Co., 7.75%, 06/15/15	60,000	61,125

Range Resources Corp., 6.75%, 08/01/20	150,000	150,375

Range Resources Corp., 7.50%, 05/15/16	445,000	469,475

Range Resources Corp., 7.50%, 10/01/17	155,000	161,781

		11,833,909

Oil & Gas Refining & Marketing–1.2%
Petroplus Finance Ltd., 6.75%, 05/01/14(b)	260,000	233,974

Tesoro Corp., 6.50%, 06/01/17	675,000	656,437

United Refining Co., (Series 2), 10.50%, 08/15/12	685,000	632,769

		1,523,180

Oil & Gas Storage & Transportation–2.4%
Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	600,000	607,500

El Paso Corp., 6.875%, 06/15/14	430,000	455,800

El Paso Corp., 12.00%, 12/12/13	145,000	175,087

Inergy LP, 8.25%, 03/01/16	685,000	722,675

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., (Series B), 8.75%, 04/15/18	680,000	732,700

Regency Energy Partners, 8.375%, 12/15/13	345,000	361,819

		3,055,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Other Diversified Financial Services–1.4%
International Lease Finance Corp., 6.50%, 09/01/14(b)	$130,000	$134,144

International Lease Finance Corp., 6.75%, 09/01/16(b)	325,000	330,586

International Lease Finance Corp., 7.125%, 09/01/18(b)	325,000	331,703

International Lease Finance Corp., 8.75%, 03/15/17(b)	966,000	980,490

		1,776,923

Packaged Foods & Meats–0.5%
JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	580,000	669,900

Paper Packaging–1.3%
Cascades, Inc, 7.875%, 01/15/20	575,000	590,813

Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	290,000	297,205

Graphic Packaging International, Inc., 9.50%, 08/15/13	746,000	759,055

		1,647,073

Paper Products–2.2%
Georgia-Pacific LLC, 7.125%, 01/15/17(b)	970,000	1,028,200

Georgia-Pacific LLC, 8.25%, 05/01/16(b)	380,000	419,425

Mercer International, Inc., 9.25%, 02/15/13	825,000	800,250

PH Glatfelter Co., 7.125%, 05/01/16	525,000	523,149

		2,771,024

Pharmaceuticals–0.6%
Axcan Intermediate Holdings, Inc., 12.75%, 03/01/16	465,000	470,812

Elan Finance PLC / Elan Finance Corp., 8.75%, 10/15/16(b)	220,000	214,500

Mylan, Inc., 7.875%, 07/15/20(b)	50,000	52,625

		737,937

Publishing–0.6%
Gannett Co., Inc., 9.375%, 11/15/17(b)	680,000	748,000

Railroads–0.3%
Kansas City Southern de Mexico SA de CV, 8.00%, 02/01/18(b)	377,000	402,489

Regional Bank–0.9%
Regions Financial Corp., 7.375%, 12/10/37	425,000	395,388

Zions BanCorp., 5.50%, 11/16/15	815,000	774,250

		1,169,638

Semiconductor Equipment–0.5%
Amkor Technologies, Inc., 7.375%, 05/01/18(b)	610,000	610,000

Semiconductors–1.4%
Freescale Semiconductor, Inc., 9.125%, 12/15/14	760,000	706,800

Freescale Semiconductor, Inc., 9.25%, 04/15/18(b)	416,000	417,040

NXP BV/NXP Funding LLC (Netherlands), 7.875%, 10/15/14	490,000	493,675

NXP BV/NXP Funding LLC, 9.75%, 08/01/18(b)	100,000	103,500

		1,721,015

Specialized Finance–1.7%
CIT Group, Inc., 7.00%, 05/01/17	2,295,000	2,168,775

Specialized REIT’s–0.2%
Senior Housing Properties Trust, 6.75%, 04/15/20	240,000	248,700

Specialty Chemicals–0.8%
Ferro Corp., 7.875%, 08/15/18	50,000	51,500

Huntsman International LLC, 7.375%, 01/01/15	995,000	980,075

		1,031,575

Specialty Stores–0.5%
Michaels Stores, Inc., 0.00%, 11/01/16(e)	690,000	652,050

Steel–0.4%
AK Steel Corp., 7.625%, 05/15/20	250,000	253,125

United States Steel Corp., 7.00%, 02/01/18	215,000	217,150

United States Steel Corp., 7.375%, 04/01/20	25,000	25,500

		495,775

Systems Software–1.4%
Vangent, Inc., 9.625%, 02/15/15	1,885,000	1,743,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco High Yield Securities Fund

	Principal
	Amount	Value

Textiles–0.3%
Invista, 9.25%, 05/01/12(b)	$65,000	$65,894

Levi Strauss & Co., 7.625%, 05/15/20	260,000	265,525

		331,419

Tires & Rubber–0.8%
Cooper Tire and Rubber Co., 8.00%, 12/15/19	655,000	664,825

Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/20	370,000	391,275

		1,056,100

Trading Companies & Distributors–1.8%
Ashtead Capital, Inc., 9.00%, 08/15/16(b)	330,000	334,950

H&E Equipment Services, Inc., 8.375%, 07/15/16	615,000	607,312

Hertz Corp. (The), 8.875%, 01/01/14	465,000	480,113

KAR Auction Services, Inc., 8.75%, 05/01/14	185,000	190,088

United Rentals North America, Inc., 7.00%, 02/15/14	180,000	180,900

United Rentals North America, Inc., 7.75%, 11/15/13	480,000	486,000

		2,279,363

Wireless Telecommunication Services–4.6%
Clearwire Communications LLC/Clearwire Finance Inc, 12.00%, 12/01/15(b)	780,000	787,800

Crown Castle International Corp., 9.00%, 01/15/15	900,000	978,750

Digicel Group Ltd., 8.875%, 01/15/15(b)	210,000	212,362

Digicel Ltd. (Bermuda), 8.25%, 09/01/17(b)	395,000	408,825

Sprint Capital Corp., 6.875%, 11/15/28	200,000	168,000

Sprint Capital Corp., 6.90%, 05/01/19	1,215,000	1,148,175

Sprint Nextel Corp., 8.375%, 08/15/17	500,000	516,250

Wind Acquisition Finance SA, 11.75%, 07/15/17(b)	750,000	825,375

Wind Acquisition Finance SA (Luxembourg), 12.00%, 12/01/15(b)	815,000	861,862

		5,907,399

Total Bonds & Notes (Cost $138,422,321)		116,528,353

Senior Secured Floating Rate Interest Loans–1.7%
Casinos & Gaming–1.1%
CCM Merger Corp., 8.50%, 07/13/12(c)	1,430,339	1,417,058

Electric Utilities–0.6%
Calpine Corp., 3.165%, 03/29/14(c)	793,156	760,014

Total Senior Secured Floating Rate Interest Loans (Cost $1,939,280)		2,177,072

	Shares
Preferred Stock–0.5%
Diversified Banks
Ally Financial, Inc. (Cost $292,304)(b)	697	575,787

Common Stocks & Other Equity Interests–0.1%
Communications Equipment–0.0%
Orbcomm, Inc.(f)(g)	37,829	69,605

Wireless Telecommunication Services–0.1%
USA Mobility, Inc.	5,535	79,483

Total Common Stocks & Other Equity Interests (Cost $0)		149,088

Money Market Funds–4.5%
Liquid Assets Portfolio–Institutional Class(h)	2,844,484	2,844,484

Premier Portfolio–Institutional Class(h)	2,844,484	2,844,484

Total Money Market Funds (Cost $5,688,968)		5,688,968

TOTAL INVESTMENTS–98.2% (Cost $146,342,873)		125,119,268

OTHER ASSETS LESS LIABILITIES–1.8%		2,333,323

NET ASSETS–100.0%		$127,452,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco High Yield Securities Fund

Investment Abbreviations:

MTN	– Medium Term Note
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
EUR	– Euro
GBP	– British Pound

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2010 was $26,859,773 which represented 17.8% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2010.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2010 was $338,625, which represented 0.3% of the Fund’s Net Assets.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Non-income producing security.
(g)	Acquired through an exchange offer.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco High Yield Securities Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $140,653,905)	$119,430,300

Investments in affiliated money market funds, at value and cost	5,688,968

Total investments, at value (Cost $146,342,873)	125,119,268

Cash	746,334

Receivable for:
Investments sold	658,895

Dividends and interest	3,426,109

Fund shares sold	317,106

Other Assets	33,509

Total assets	130,301,221

Liabilities:
Payable for:
Investments purchased	445,358

Fund shares reacquired	134,526

Foreign currency due to custodian	251,648

Accrued fees to affiliates	126,752

Accrued other operating expenses	1,765,954

Trustee deferred retirement plans	124,392

Total liabilities	2,848,630

Net assets applicable to shares outstanding	$127,452,591

Net assets consist of:
Shares of beneficial interest	$2,039,075,717

Undistributed net investment income (loss)	(1,188,599)

Undistributed net realized gain (loss)	(1,889,211,060)

Unrealized appreciation (depreciation)	(21,223,467)

$127,452,591

Net Assets:
Class A	$58,202,394

Class B	$17,563,224

Class C	$10,089,841

Class Y	$41,597,132

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,516,080

Class B	1,074,051

Class C	614,275

Class Y	2,522,087

Class A:
Net asset value per share	$16.55

Maximum offering price per share, (Net asset value of $16.55 divided by 95.25%)	$17.38

Class B:
Net asset value and offering price per share	$16.35

Class C:
Net asset value and offering price per share	$16.43

Class Y:
Net asset value and offering price per share	$16.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco High Yield Securities Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Interest (net of foreign withholding tax of $871)	$708,149

Dividends	51,134

Dividends from affiliated money market funds	5,883

Income from securities loaned — net	34,605

Total investment income	799,771

Expenses:
Advisory fees	553,453

Administrative services fees	92,232

Custodian fees	11,852

Distribution fees:
Class A	145,345

Class B	162,470

Class C	88,442

Transfer agent fees	384,498

Trustees’ and officers’ fees and benefits	29,606

Professional fees	2,023,060

Other	162,731

Total expenses	3,653,689

Less: Fees waived	(6,088)

Net expenses	3,647,601

Net investment income (loss)	(2,847,830)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(221,232,533)

Swap contracts	(64,385)

Foreign currencies	20,659

(221,276,259)

Change in net unrealized appreciation of:
Investment securities	242,949,689

Foreign currencies	138

242,949,827

Net realized and unrealized gain	21,673,568

Net increase in net assets resulting from operations	$18,825,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco High Yield Securities Fund

Statement of Changes in Net Assets

For the years ended August 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(2,847,830)	$11,348,112

Net realized gain (loss)	(221,276,259)	(79,622,827)

Change in net unrealized appreciation	242,949,827	68,634,328

Net increase in net assets resulting from operations	18,825,738	359,613

Distributions to shareholders from net investment income:
Class A	(4,734,802)	(4,861,737)

Class B	(1,645,661)	(2,454,523)

Class C	(791,201)	(835,768)

Class Y	(3,488,131)	(3,726,948)

Total distributions from net investment income	(10,659,795)	(11,878,976)

Net increase (decrease) in net assets resulting from share transactions	(12,775,362)	(20,357,516)

Net increase (decrease) in net assets	(4,609,419)	(31,876,879)

Net Assets:
Beginning of year	132,062,010	163,938,889

End of year (Includes undistributed net investment income (loss) of $(1,188,599) and $450,756, respectively)	$127,452,591	$132,062,010

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco High Yield Securities Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley High Yield Securities Inc. (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares throughout this report.
  The Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

19        Invesco High Yield Securities Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

20        Invesco High Yield Securities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a

21        Invesco High Yield Securities Fund

credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.270%

Next $1 billion	0.245%

Over $3 billion	0.220%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $418,053 to Morgan Stanley Investment Advisors, Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.13%, 2.63%, 2.73% and 1.88%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation. The Fund is a plaintiff with respect to certain Fund investments and incurred $1,863,844 of litigation expense during the period.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period ended August 31, 2010, the Adviser and MSIA waived advisory fees of $864 and $5,224, respectively.

22        Invesco High Yield Securities Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $79,629 to Morgan Stanley Services Company, Inc. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $266,762 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares and (3) Class C — up to 0.85% of the average daily net assets of Class C shares
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $303,335 to MSDI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $320 in front-end sales commissions from the sale of Class A shares and $0, $4,640 and $175 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period September 1, 2009 to May 31, 2010, MSDI retained $4,150 in front-end sales commissions from the sale of Class A shares and $23, $21,249 and $1,098 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$5,838,056	$575,787	$—	$6,413,843

Corporate Debt Securities	—	118,705,425	—	118,705,425

Total Investments	$5,838,056	$119,281,212	$—	$125,119,268

23        Invesco High Yield Securities Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized Gain (Loss)
Credit risk	$(64,385)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$10,659,795	$11,766,478

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$146,593

Net unrealized appreciation (depreciation) — investments	(22,448,210)

Net unrealized appreciation — other investments	138

Temporary book/tax differences	(124,393)

Post-October deferrals	(234,672,588)

Capital loss carryforward	(1,654,524,666)

Shares of beneficial interest	2,039,075,717

Total net assets	$127,452,591

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

24        Invesco High Yield Securities Fund

  The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$568,502,378

August 31, 2012	758,434,573

August 31, 2013	183,559,922

August 31, 2014	46,805,231

August 31, 2015	21,799,070

August 31, 2017	6,155,549

August 31, 2018	69,267,943

Total capital loss carryforward	$1,654,524,666

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $107,522,612 and $122,268,826, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,298,701

Aggregate unrealized (depreciation) of investment securities	(29,746,911)

Net unrealized appreciation (depreciation) of investment securities	$(22,448,210)

Cost of investments for tax purposes is $147,567,478.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on August 31, 2010, undistributed net investment income (loss) was increased by $11,868,270, undistributed net realized gain (loss) was increased by $234,076,469 and shares of beneficial interest decreased by $245,944,739. This reclassification had no effect on the net assets of the Fund.

25        Invesco High Yield Securities Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended August 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Class A
Sold	319,695	$5,286,439	4,982,091	$7,446,436

Conversion from Class B	94,600	1,570,011	617,534	853,746

Reinvestment of dividends and distributions	238,044	3,914,498	2,731,331	4,439,347

Redeemed	(801,414)	(13,178,667)	(9,214,091)	(14,394,827)

Shares tendered from reverse stock split @@	—	—	(33,182,880)	—

Net increase (decrease) — Class A	(149,075)	(2,407,719)	(34,066,015)	(1,655,298)

Class B
Sold	92,831	1,510,824	1,195,186	2,072,970

Conversion to Class A	(95,758)	(1,570,011)	(623,872)	(853,746)

Reinvestment of dividends and distributions	83,008	1,348,228	1,434,227	2,191,639

Redeemed	(593,954)	(9,671,258)	(11,047,808)	(16,300,221)

Shares tendered from reverse stock split @@	—	—	(15,095,081)	—

Net increase (decrease) — Class B	(513,873)	(8,382,217)	(24,137,348)	(12,889,358)

Class C
Sold	63,545	1,043,035	387,084	755,671

Reinvestment of dividends and distributions	37,630	614,345	443,370	700,950

Redeemed	(123,807)	(2,028,959)	(1,530,762)	(2,654,316)

Shares tendered from reverse stock split @@	—	—	(5,936,444)	—

Net increase (decrease) — Class C	(22,632)	(371,579)	(6,636,752)	(1,197,695)

Class Y
Sold	90,266	1,462,856	122,967	259,259

Reinvestment of dividends and distributions	173,725	2,846,251	1,937,729	3,117,566

Redeemed	(361,050)	(5,922,954)	(5,210,646)	(7,991,990)

Shares tendered from reverse stock split@@	—	—	(23,935,640)	—

Net increase (decrease) — Class Y	(97,059)	(1,613,847)	(27,085,590)	(4,615,165)

Net increase (decrease) in share activity	(782,639)	$(12,775,362)	(91,925,705)	$(20,357,516)

@@	As of the close of business on June 19, 2009 the Portfolio implemented a reverse stock split which resulted in a reduction of shares.
(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

26        Invesco High Yield Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.58		$16.40		$17.30		$17.30		$17.90

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.35)		1.27		1.10		1.10		1.20

Net realized and unrealized gain (loss)	2.66		(0.76)		(0.90)		—		(0.60)

Total income from investment operations	2.31		0.51		0.20		1.10		0.60

Less dividends from net investment income	(1.34)		(1.33)		(1.10)		(1.10)		(1.20)

Net asset value, end of period	$16.55		$15.58		$16.40		$17.30		$17.30

Total return(b)	15.24%		5.09%		1.29%		6.65%		3.84%

Net assets, end of period, (000’s)	$58,202		$57,097		$61,839		$71,664		$75,099

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.72	%(c)	2.13	%(d)	1.73	%(d)	1.59	%(d)	1.26%

Without fee waivers and/or expense reimbursements	2.72	%(c)	2.13	%(d)	1.73	%(d)	1.59	%(d)	1.30%

Ratio of net investment income(loss) to average net assets	(2.11	)%(c)	9.41	%(d)	6.57	%(d)	6.24	%(d)	6.79	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $58,142.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.75% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

27        Invesco High Yield Securities Fund

NOTE 11—Financial Highlights—(continued)

	Class B
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.40		$16.20		$17.20		$17.20		$17.70

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.42)		1.19		1.00		1.00		1.10

Net realized and unrealized gain (loss)	2.63		(0.72)		(0.90)		0.10		(0.40)

Total income from investment operations	2.21		0.47		0.10		1.10		0.70

Less dividends from net investment income	(1.26)		(1.27)		(1.10)		(1.10)		(1.20)

Net asset value, end of period	$16.35		$15.40		$16.20		$17.20		$17.20

Total return(b)	14.68%		4.73%		0.21%		6.78%		3.34%

Net assets, end of period, (000’s)	$17,563		$24,454		$41,721		$67,410		$119,288

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	3.22	%(c)	2.63	%(d)	2.23	%(d)	2.10	%(d)	1.77%

Without fee waivers and/or expense reimbursements	3.22	%(c)	2.63	%(d)	2.23	%(d)	2.10	%(d)	1.81%

Ratio of net investment income(loss) to average net assets	(2.61	)%(c)	8.91	%(d)	6.07	%(d)	5.74	%(d)	6.28	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated of give effect to a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $21,674.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.24% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class C
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.47		$16.30		$17.20		$17.20		$17.80

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.44)		1.18		1.00		1.00		1.10

Net realized and unrealized gain (loss)	2.64		(0.76)		(0.90)		—		(0.60)

Total income from investment operations	2.20		0.42		0.10		1.00		0.50

Less dividends from net investment income	(1.24)		(1.25)		(1.00)		(1.00)		(1.10)

Net asset value, end of period	$16.43		$15.47		$16.30		$17.20		$17.20

Total return(b)	14.58%		4.36%		0.70%		6.04%		3.25%

Net assets, end of period, (000’s)	$10,090		$9,851		$11,843		$15,085		$19,753

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	3.32	%(c)	2.73	%(d)	2.33	%(d)	2.20	%(d)	1.84%

Without fee waivers and/or expense reimbursements	3.32	%(c)	2.73	%(d)	2.33	%(d)	2.20	%(d)	1.88%

Ratio of net investment income(loss) to average net assets	(2.71	)%(c)	8.81	%(d)	5.97	%(d)	5.64	%(d)	6.21	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

ˆ	Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $10,407.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 6.17% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

28        Invesco High Yield Securities Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	For the year ended August 31,
	2010		2009ˆ		2008ˆ		2007ˆ		2006ˆ

Net asset value, beginning of period	$15.52		$16.30		$17.30		$17.30		$17.90

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.31)		1.30		1.20		1.10		1.20

Net realized and unrealized gain (loss)	2.66		(0.71)		(1.00)		0.10		(0.50)

Total income from investment operations	2.35		0.59		0.20		1.20		0.70

Less dividends from net investment income	(1.38)		(1.37)		(1.20)		(1.20)		(1.30)

Net asset value, end of period	$16.49		$15.52		$16.30		$17.30		$17.30

Total return(b)	15.57%		5.62%		0.95%		6.92%		4.11%

Net assets, end of period, (000’s)	$41,597		$40,661		$48,535		$60,060		$71,911

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.47	%(c)	1.88	%(d)	1.48	%(d)	1.35	%(d)	1.01%

Without fee waivers and/or expense reimbursements	2.47	%(c)	1.88	%(d)	1.48	%(d)	1.35	%(d)	1.05%

Ratio of net investment income(loss) to average net assets	(1.86	)%(c)	9.66	%(d)	6.82	%(d)	6.48	%(d)	7.04	%(e)

Rebate from affiliates	—		0.01%		0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	84%		85%		27%		26%		26%

Per share data prior to June 19, 2009 has been restated to give effect of a 1:10 reverse stock split.
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Ratios are based on average daily net assets (000’s omitted) of $41,552.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was 7.00% for the year ended August 31, 2006.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

29        Invesco High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Securities Fund (formerly known as Morgan Stanley High Yield Securities Inc.; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the years ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

30        Invesco High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2,3]	(08/31/10)	Period[2,4]	Ratio[2]
A	$1,000.00	$1,050.60	$17.31	$1,008.32	$16.96	3.35%

B	1,000.00	1,047.70	19.87	1,005.80	19.46	3.85

C	1,000.00	1,047.70	20.39	1,005.29	19.96	3.95

Y	1,000.00	1,051.40	16.03	1,009.58	15.70	3.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. The annualized expense ratios have been restated due to non routine expenses pertaining to prior year. Had these expenses not occurred the annualized expense ratios for the most recent fiscal half year would have been 2.81%, 3.31%, 3.41% and 2.56% for Class A, Class B, Class C and Class Y, respectively.
[3]	The actual expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $14.52, $17.08, $17.60 and $13.24 for Class A, Class B, Class C and Class Y, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above have been in effect throughout the entire most recent fiscal half year are $14.24, $16.76, $17.26 and $12.98 for Class A, Class B, Class C and Class Y, respectively.

31        Invesco High Yield Securities Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco High Yield Securities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

32        Invesco High Yield Securities Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

33        Invesco High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Distribution Notice — Correction

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain Securities and Exchange Commission requirements.
  Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in August 2010. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis and as noted above are not being provided for tax reporting purposes.
  During the month of August 2010, the Fund declared a monthly distribution, which was payable to shareholders on August 19, 2010. This distribution, determined in accordance with generally accepted accounting principles, is estimated to be from the following sources: (1) $0.0175 (Class A), $0.0095 (Class B), $0.0085 (Class C) and $0.0207 (Class Y) per share from net investment income; and (2) $0.0743 (Class A), 0.0743 (Class B), $0.0743 (Class C) and $0.0743 (Class Y) per share from return of principal.

34        Invesco High Yield Securities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley High Yield Securities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	4,140,677	234,866	338,757	0

35        Invesco High Yield Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	214	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	214	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 0211-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the
Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-HYS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Core Plus
Fixed Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
20	Financial Highlights
23	Notes to Financial Statements
32	Auditor’s Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Agreements
36	Tax Information
37	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Core Plus Fixed Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Core Plus Fixed Income Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Core Plus Fixed Income Fund was reorganized as Invesco Van Kampen Core Plus Fixed Income Fund. Effective June 1, 2010, Chuck Burge, Cindy Brien, Claudia Calich, John Craddock and Peter Ehret managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, Invesco Van Kampen Core Plus Fixed Income Fund, Class A shares at net asset value (NAV), performed in line with the Fund’s style-specific index, the Barclays Capital U.S. Aggregate Index, due mainly to an overweight exposure to corporate credit relative to the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.23%

Class B Shares	8.38

Class C Shares	8.38

Class Y Shares	9.03

Barclays Capital U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	9.18

▼Lipper Inc.

How we invest
We invest primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. Under normal market conditions, the Fund seeks to maintain an average weighted maturity range between five and 10 years. The Fund may invest up to 20% of its total assets in below investment grade high yielding, high-risk securities at the time of investment. The Fund may invest a portion or all of its total assets in securities issued by foreign governments or corporations; provided, however, that the Fund does not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The Fund may purchase and sell options, futures contracts, options on futures contracts, forward contracts, swaps (including currency, interest rate, credit default, total return and index swaps and swap options) and structured products, which are derivative instruments, for various portfolio management purposes and to mitigate risks.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers

Portfolio Composition
By security type

Corporate Bonds	38.2%

U.S. Government Agencies and Obligations	33.3

Mortgage Backed Securities	31.9

Collateralized Mortgage Obligations	6.7

Adjustable Rate Mortgage Backed Securities	4.4

Commercial Mortgage Backed Securities	2.5

Municipal Bonds	2.6

Asset-Backed Securities	1.2

Liabilities in Excess of Other Assets	–20.8

Total Net Assets	$115.0 million

Total Number of Holdings	204

Top 10 Fixed Income Issuers

1.	U.S. Treasury	29.1%

2.	Federal Home Loan Mortgage Corp.	21.0

3.	Federal National
	Mortgage Association	16.5

4.	Government National
	Mortgage Association	2.9

5.	Countrywide Home Loan
	Mortgage Pass Through Trust	1.4

6.	First Horizon Alternative
	Mortgage Securities	1.4

7.	Banc of America Mortgage
	Securities, Inc.	1.3

8.	LB-UBS Commercial Mortgage Trust	1.1

9.	Advance Auto Parts, Inc.	1.1

10.	PNC Funding Corp.	1.0

through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Market conditions during the 12-month period covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at extremely low levels, and few of them withdrawing their quantitative easing measures. This has helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven, as stubbornly high unemployment and weakness in output continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an estimated annual rate of 1.7% in the second quarter of 2010, following 3.7% growth in the first quarter, and 1.6% and 5.0% annual rates of growth during the third and fourth quarters of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 In the latest Federal Open Market Committee meeting minutes, the board of governors indicated a belief “that the pace of recovery in output and

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
4	Invesco Van Kampen Core Plus Fixed Income Fund

employment has slowed in recent months” and “the pace of economic recovery is likely to be more modest in the near term than had been anticipated”.2 Consequently, the Fed decided to continue to support the U.S. economic recovery in a context of price stability and low interest rates by reinvesting the principal payments from agency debt and agency mortgage backed securities (MBS) that it holds into longer-term U.S.Treasuries.2
     The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, generated positive total return for the trailing 12 months3, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected the rise in the prices of fixed income assets2. During the second quarter of 2010, sovereign risks in Europe, most notably in Greece, caused investors to scale back their risk profile and embrace the relatively safe haven of U.S. government and agency securities, though the impact was not enough to erase gains in non-government bonds over the rest of the Fund’s fiscal year.
     The Fund at net asset value performed in line with its benchmark, the Barclays Capital U.S. Aggregate Index, for the reporting period. Sector selection and duration and yield curve positioning each contributed to relative performance for the entire period. During the first half of the fund’s fiscal year, overweight positions in select investment grade sub-sectors, such as financials and consumer noncyclicals, as well as agency MBS helped Fund performance relative to its style-specific index. For the latter half of the Fund’s fiscal year, sustained underweight exposure to government and government related bonds, in favor of select asset backed securities (ABS) and MBS, also helped relative performance. Likewise, the decision to maintain an above index allocation in investment grade corporate bonds in the financials sector was favorable for relative returns versus its style-specific index as credit spreads continued to narrow throughout the period.
     Contribution to returns from security selection was mixed throughout the fiscal year but, overall, had a positive effect on absolute performance, but was a slight detractor to performance relative to the style-specific index. During the latter part of the fiscal year, security selection within the investment grade corporate financials, telecommunications/media/ technology and transportation asset classes were positive contributors to relative performance. In addition, individual holdings among commercial MBS and agency MBS-adjustable rate mortgages outperformed their index counterparts. Detractors from performance attributed to security selection came from the holdings within the government, government related, agency MBS and consumer non-cyclicals bond sectors and sub-sectors.
     The Fund uses active duration and swap/yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. We may use derivative instruments, such as U.S. Treasury futures and interest rate swaps, to help manage duration and yield curve exposure. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the first six months of the reporting period, tactical strategies to alter portfolio duration involving interest rate swaps contributed to relative returns by capitalizing on opportunities across the swap curve, which is similar to a yield curve in that it identifies the relationship between swap rates at varying maturities. Later in the year, the Fund benefited from a more strategic, longer duration positioning relative to the style-specific index as interest rates trended lower over most of the period.
     The contribution to performance from the Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) was mixed for the period, but overall had a slight positive effect relative to the style-specific index. For the first six months of the fiscal year, yield curve positioning that anticipated a flattening of the curve between two and 10 segments was a slight detractor from relative returns. During the last six months, a tactical overweight in the 10-year segment was beneficial as this portion of the yield curve experienced a significant decline in rates.
     Thank you for investing in Invesco Van Kampen Core Plus Fixed Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Core Plus Fixed Income Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Portfolio manager, is manager of Invesco Van Kampen Core Plus Fixed Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Claudia Calich
Portfolio manager, is manager of Invesco Van Kampen Core Plus Fixed Income Fund. She joined Invesco in 2004. Ms. Calich earned a B.A. in economics from Susquehanna University and an M.A. in international economics from the International University of Japan in Nilgata.
John Craddock
Chartered Financial Analyst, portfolio manager is manager of Invesco Van Kampen Core Plus Fixed Income Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M. B. A. from Georgia Tech’s Dupree School of Management with a concentration finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Core Plus Fixed Income Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

5	Invesco Van Kampen Core Plus Fixed Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 1/26/07, index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Van Kampen Core Plus Fixed Income Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (1/26/07)	2.36%

1 Year	4.08

Class B Shares

Inception (1/26/07)	2.26%

1 Year	3.38

Class C Shares

Inception (1/26/07)	3.25%

1 Year	7.38

Class Y Shares

Inception (1/26/07)	3.89%

1 Year	9.03
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Core Plus Fixed Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Core Plus Fixed Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 0.75%, 1.50%, 1.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.88%, 1.63%, 1.63% and 0.63%, respectively.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (1/26/07)	1.76%

1 Year	4.81

Class B Shares

Inception (1/26/07)	1.71%

1 Year	4.27

Class C Shares

Inception (1/26/07)	2.72%

1 Year	8.09

Class Y Shares

Inception (1/26/07)	3.50%

1 Year	10.37
The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Core Plus Fixed Income Fund

Invesco Van Kampen Core Plus Fixed Income Fund’s investment objective is to seek total return.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities. In the event that the insurers of the Fund’s insured municipal securities are downgraded in their claims-paying abilities by a nationally recognized statistical rating organization (NRSRO), the Fund would be subject to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.
■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VCPAX
Class B Shares	VCPBX
Class C Shares	VCPCX
Class Y Shares	VCPIX

8	Invesco Van Kampen Core Plus Fixed Income Fund

Schedule of Investments

August 31, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Corporate Bonds–38.2%
Aerospace & Defense–0.4%
Bombardier, Inc. (Canada)(a)	7.500%	03/15/18	$145	$154,606

Bombardier, Inc. (Canada)(a)	7.750	03/15/20	300	322,500

				477,106

Airlines–0.6%
Delta Air Lines, Inc., Class A	6.200	07/02/18	690	715,012

Automotive Retail–1.1%
Advance Auto Parts, Inc.	5.750	05/01/20	1,150	1,223,312

Banking–11.5%
Abbey National Treasury Services PLC (United Kingdom)(a)	3.875	11/10/14	420	430,002

Bank of America Corp.	3.700	09/01/15	250	250,254

Bank of America Corp.	5.650	05/01/18	130	135,984

Bank of America Corp.	7.625	06/01/19	220	257,280

Bank of Nova Scotia (Canada)	2.375	12/17/13	500	516,408

Barclays Bank PLC (United Kingdom)	6.750	05/22/19	650	773,055

Citigroup, Inc.	5.875	05/29/37	205	204,669

Citigroup, Inc.	6.125	05/15/18	330	360,243

Citigroup, Inc.	8.125	07/15/39	50	62,439

Citigroup, Inc.	8.500	05/22/19	305	373,863

Credit Suisse (Switzerland)	5.400	01/14/20	190	200,405

Goldman Sachs Group, Inc.	6.150	04/01/18	915	1,002,299

HBOS PLC (United Kingdom)(a)	6.750	05/21/18	360	361,946

JPMorgan Chase & Co.	6.300	04/23/19	190	218,368

Lloyds TSB Bank PLC (United Kingdom)(a)	5.800	01/13/20	725	756,920

Macquarie Group Ltd. (Australia)(a)	6.000	01/14/20	505	542,347

Nationwide Building Society (United Kingdom)(a)	6.250	02/25/20	465	517,641

Nordea Bank AB (Sweden)(a)	4.875	01/27/20	575	628,037

PNC Funding Corp.	5.125	02/08/20	675	731,236

PNC Funding Corp.	6.700	06/10/19	330	392,899

Regions Financial Corp.	5.750	06/15/15	505	514,512

Royal Bank of Scotland PLC (United Kingdom)	3.400	08/23/13	475	480,859

Royal Bank of Scotland PLC (United Kingdom)	4.875	03/16/15	495	518,773

Santander US Debt SA (Spain)(a)	3.724	01/20/15	700	707,651

Standard Chartered Bank (United Kingdom)(a)	6.400	09/26/17	420	471,558

Standard Chartered PLC (United Kingdom)(a)	3.850	04/27/15	425	442,132

UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	200	225,378

UBS AG Stamford CT (Switzerland)	3.875	01/15/15	560	582,147

US Bancorp	2.000	06/14/13	505	517,661

				13,176,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Brokerage–1.0%
Bear Stearns Co., Inc.	5.550%	01/22/17	$115	$126,434

Bear Stearns Co., Inc.	7.250	02/01/18	305	368,155

Merrill Lynch & Co., Inc.	6.110	01/29/37	215	208,593

Morgan Stanley	4.000	07/24/15	450	452,448

				1,155,630

Building Materials–0.6%
CRH America, Inc.	6.000	09/30/16	420	464,417

Holcim US Finance Sarl & Cie SCS (Luxembourg)(a)	6.000	12/30/19	225	248,977

				713,394

Cable–0.7%
DirecTV Holdings LLC	7.625	05/15/16	725	802,937

Diversified Manufacturing–0.2%
General Electric Co.	5.250	12/06/17	255	286,981

Electric–0.6%
Electricite de France SA (France)(a)	4.600	01/27/20	300	329,902

NRG Energy, Inc.	8.500	06/15/19	295	304,588

				634,490

Financial–0.5%
NASDAQ OMX Group, Inc.	5.550	01/15/20	565	600,549

Food Retail–0.4%
Kroger Co.	5.400	07/15/40	450	476,103

Food/Beverage–1.9%
Anheuser-Busch InBev Worldwide, Inc.	3.000	10/15/12	495	512,526

Anheuser-Busch InBev Worldwide, Inc.(a)	5.375	11/15/14	125	140,347

Bunge Ltd. Finance Corp.	8.500	06/15/19	140	169,595

Grupo Bimbo SAB de CV (Mexico)(a)	4.875	06/30/20	670	697,969

Kraft Foods, Inc.	5.375	02/10/20	460	513,740

Kraft Foods, Inc.	7.000	08/11/37	70	87,269

Sara Lee Corp.	2.750	09/15/15	100	100,927

				2,222,373

Gaming & Leisure–0.4%
MGM Mirage, Inc.	13.000	11/15/13	390	450,450

Health Care–1.1%
Boston Scientific Corp.	6.000	01/15/20	500	528,214

HCA, Inc.	8.500	04/15/19	300	327,750

Life Technologies Corp.	6.000	03/01/20	390	446,655

				1,302,619

Hotels, Resorts & Cruise Lines–0.1%
Hyatt Hotels Corp.(a)	6.875	08/15/19	120	133,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Life Insurance–1.1%
Pacific LifeCorp(a)	6.000%	02/10/20	$425	$464,953

Prudential Financial, Inc.	4.750	09/17/15	550	592,301

Prudential Financial, Inc.	7.375	06/15/19	130	158,013

				1,215,267

Media-Cable–0.8%
Comcast Corp.	5.150	03/01/20	350	382,017

Comcast Corp.	6.450	03/15/37	80	91,752

Comcast Corp.	6.500	01/15/15	20	23,409

COX Communications, Inc.(a)	8.375	03/01/39	50	69,583

Time Warner, Inc.	5.875	11/15/16	285	330,281

				897,042

Media-Noncable–0.7%
CBS Corp.	8.875	05/15/19	255	331,523

WPP Finance (United Kingdom)	8.000	09/15/14	365	430,141

				761,664

Metals–2.4%
Anglo American Capital PLC (United Kingdom)(a)	9.375	04/08/19	580	790,517

ArcelorMittal (Luxembourg)	9.850	06/01/19	349	439,639

Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	160	177,950

Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	380	526,545

Southern Copper Corp.	5.375	04/16/20	150	157,306

Southern Copper Corp.	6.750	04/16/40	225	244,323

Vale Overseas Ltd. (Cayman Islands)	5.625	09/15/19	310	333,507

Vale Overseas Ltd. (Cayman Islands)	6.875	11/10/39	110	124,175

				2,793,962

Multi-Line Insurance–0.2%
Genworth Financial, Inc.	7.700	06/15/20	200	207,252

Noncaptive-Consumer Finance–1.1%

General Electric Capital Corp.	6.000	08/07/19	635	717,354

HSBC Finance Corp.	5.500	01/19/16	475	519,432

HSBC Finance Corp.	6.375	10/15/11	15	15,846

				1,252,632

Office–0.6%
Digital Realty Trust LP(a)	4.500	07/15/15	675	694,370

Oil Field Services–0.7%
Anadarko Petroleum Corp.	6.950	06/15/19	405	410,316

Petroleos Mexicanos (Mexico)(a)	6.625	06/15/35	315	340,139

				750,455

Other Diversified Financial Services–1.3%
ERAC USA Finance LLC(a)	2.750	07/01/13	515	525,532

ERAC USA Finance LLC(a)	5.250	10/01/20	400	433,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Other Diversified Financial Services–(continued)

ERAC USA Finance LLC(a)	5.800%	10/15/12	$250	$270,837

ING Bank NV (Netherlands)(a)	3.000	09/01/15	255	256,258

				1,485,660

Paper–0.3%
International Paper Co.	7.500	08/15/21	265	315,678

Pipelines–0.8%
Enterprise Products Operating LLC	5.250	01/31/20	150	162,689

Enterprise Products Operating LLC	6.500	01/31/19	420	489,757

Texas Eastern Transmission LP	7.000	07/15/32	255	317,964

				970,410

Property & Casualty Insurance–0.6%
AIG SunAmerica Global Financing VI(a)	6.300	05/10/11	730	745,056

Railroads–0.1%
CSX Corp.	6.150	05/01/37	130	149,711

REITS–2.3%
Boston Properties LP	5.625	11/15/20	315	348,981

Boston Properties LP	5.875	10/15/19	450	504,333

Entertainment Properties Trust(a)	7.750	07/15/20	450	447,654

Qatari Diar Finance QSC (Qatar)(a)	5.000	07/21/20	695	734,748

WEA Finance LLC(a)	6.750	09/02/19	500	592,114

				2,627,830

Retailers–0.5%
CVS Pass-Through Trust	6.036	12/10/28	223	235,817

CVS Pass-Through Trust(a)	8.353	07/10/31	290	367,118

				602,935

Technology–0.5%
Corning, Inc.	6.625	05/15/19	85	102,356

Corning, Inc.	7.250	08/15/36	135	159,218

Xerox Corp.	5.625	12/15/19	130	144,821

Xerox Corp.	6.350	05/15/18	165	189,950

				596,345

Technology Distributors–0.5%
Avnet, Inc.	5.875	06/15/20	500	528,290

Wireless–0.6%
Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	350	357,000

SBA Telecommunications, Inc.	8.250	08/15/19	310	336,350

				693,350

Wireline–2.0%
AT&T Corp.	8.000	11/15/31	13	17,948

AT&T, Inc.(a)	5.350	09/01/40	435	440,247

AT&T, Inc.	6.300	01/15/38	525	608,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Wireline–(continued)

Sable International Finance Ltd.(Cayman Islands)(a)	7.750%	02/15/17	$680	$723,991

Verizon Communications, Inc.	8.950	03/01/39	305	461,053

				2,251,764

Total Corporate Bonds–38.2%				43,911,488

Mortgage Backed Securities–31.9%
Federal Home Loan Mortgage Corp., September(b)	4.500	TBA	2,110	2,213,521

Federal Home Loan Mortgage Corp., September(b)	5.000	TBA	5,300	5,624,625

Federal Home Loan Mortgage Corp.	5.500	04/01/37	4,583	4,897,485

Federal Home Loan Mortgage Corp., September(b)	6.000	TBA	1,850	1,988,461

Federal Home Loan Mortgage Corp.	6.500	09/01/36	1,476	1,608,712

Federal Home Loan Mortgage Corp.	7.500	05/01/35	248	282,530

Federal Home Loan Mortgage Corp.	8.000	08/01/32	141	162,423

Federal Home Loan Mortgage Corp.	8.500	08/01/31	166	195,034

Federal National Mortgage Association, September(b)	4.000	TBA	2,080	2,185,300

Federal National Mortgage Association, September(b)	5.000	TBA	3,250	3,451,604

Federal National Mortgage Association	5.500	08/01/38	3,638	3,901,225

Federal National Mortgage Association, September(b)	6.000	TBA	3,000	3,230,157

Federal National Mortgage Association	6.500	12/01/31 to 10/01/32	270	299,267

Federal National Mortgage Association, September(b)	6.500	TBA	1,875	2,041,406

Federal National Mortgage Association	7.000	07/01/29 to 06/01/32	9	9,894

Federal National Mortgage Association	7.500	03/01/21 to 08/01/37	422	480,769

Federal National Mortgage Association	8.000	04/01/33	307	355,636

Federal National Mortgage Association	8.500	10/01/32	284	330,768

Federal National Mortgage Association	9.500	04/01/30	100	116,728

Government National Mortgage Association, September(b)	4.500	TBA	2,925	3,105,528

Government National Mortgage Association	8.000	01/15/26 to 11/15/29	148	172,716

Government National Mortgage Association	9.000	07/15/24 to 10/15/24	44	51,858

Total Mortgage Backed Securities–31.9%				36,705,647

United States Government Agencies & Obligations–28.9%
Federal Home Loan Mortgage Corp.	5.500	08/23/17	2,740	3,318,502

Federal Home Loan Mortgage Corp.	6.250	07/15/32	1,080	1,471,577

Federal National Mortgage Association (REMIC)(d)	6.000	07/25/33	124	22,790

Federal National Mortgage Association (REMIC)(d)	7.000	05/25/33	52	10,514

United States Treasury Bond	4.625	02/15/40	2,000	2,400,000

United States Treasury Bond	7.500	11/15/24	7,350	11,254,688

United States Treasury Bond	7.875	02/15/21	1,950	2,904,891

United States Treasury Note	2.125	11/30/14	625	651,172

United States Treasury Note	2.375	10/31/14	1,875	1,972,559

United States Treasury Note	2.625	07/31/14	4,300	4,567,406

United States Treasury Note	3.625	02/15/20	4,200	4,623,281

Total United States Government Agencies & Obligations–28.9%				33,197,380

Collateralized Mortgage Obligations–6.7%
American Home Mortgage Assets(c)	0.574	10/25/46	40	950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Banc of America Mortgage Securities, Inc.(c)	1.164%	01/25/36	$1,820	$1,482,825

Countrywide Alternative Loan Trust(c)	0.626	03/20/46	515	57,869

Countrywide Home Loan Mortgage Pass Through Trust, Class A	6.000	08/25/37	1,820	1,649,005

First Horizon Alternative Mortgage Securities	5.000	11/25/20	872	880,751

First Horizon Alternative Mortgage Securities, Class A3, Ser 2006	6.250	08/25/36	830	682,125

Harborview Mortgage Loan Trust(c)	0.716	06/20/35	75	52,051

Lehman Mortgage Trust	5.500	02/25/36	925	808,617

MASTR Adjustable Rate Mortgages Trust(c)	1.326	04/25/46	624	29,809

Structured Adjustable Rate Mortgage Loan Trust(e)	5.562	04/25/47	1,100	671,292

SunTrust Alternative Loan Trust	6.000	12/25/35	1,146	899,298

WaMu Mortgage Pass Through Certificates(e)	2.857	09/25/35	525	441,261

Total Collateralized Mortgage Obligations–6.7%				7,655,853

Adjustable Rate Mortgage Backed Securities–4.4%
Federal Home Loan Mortgage Corp.(c)	5.509	05/01/37	1,065	1,131,481

Federal Home Loan Mortgage Corp.(c)	5.917	12/01/36	895	950,769

Federal Home Loan Mortgage Corp.(c)	6.042	02/01/37	302	320,583

Federal National Mortgage Association(c)	2.611	05/01/35	1,301	1,360,875

Federal National Mortgage Association(c)	5.671	01/01/37	741	786,794

Federal National Mortgage Association(c)	5.745	03/01/38	385	408,959

Government National Mortgage Association II(c)	3.375	01/20/25 to 06/20/25	155	159,755

Total Adjustable Rate Mortgage Backed Securities–4.4%				5,119,216

Municipal Bonds–2.6%
California–0.3%
California St Taxable Var Purp 3	5.950	04/01/16	300	331,371

Georgia–0.8%
Municipal Elec Auth GA Build America Bonds	6.637	04/01/57	295	316,278

Municipal Elec Auth GA Build America Bonds	6.655	04/01/57	550	582,093

				898,371

Illinois–0.7%
Chicago, IL O’Hare Intl Arpt Build America Bonds	6.395	01/01/40	135	149,940

Chicago, IL Transit Authority, Ser B	6.200	12/01/40	350	354,960

Illinois St Toll Hwy Auth Toll Hwy Rev Build America Bonds Direct Pmt Taxable Sr Priority	6.184	01/01/34	345	371,030

				875,930

New York–0.8%
New York Build America Bonds	5.968	03/01/36	285	315,509

New York, NY City Muni Fin Auth Wtr & Swr Rev Build America Bonds	5.724	06/15/42	520	584,085

				899,594

Total Municipal Bonds–2.6%				3,005,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Core Plus Fixed Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Commercial Mortgage Backed Securities–2.5%
Citigroup Commercial Mortgage Trust(e)	5.919%	03/15/49	$625	$686,387

JP Morgan Chase Commercial Mortgage Securities Corp..	5.336	05/15/47	900	938,810

LB-UBS Commercial Mortgage Trust	5.156	02/15/31	845	912,269

LB-UBS Commercial Mortgage Trust, Class A3	5.347	11/15/38	300	318,614

Total Commercial Mortgage Backed Securities–2.5%				2,856,080

Asset Backed Securities–1.2%
ARI Fleet Lease Trust(a)(c)	1.726	08/15/18	426	426,529

Countrywide Asset-Backed Certificates(c)	0.464	07/25/34	52	43,518

Countrywide Asset-Backed Certificates(c)	0.654	11/25/34	312	274,210

Countrywide Asset-Backed Certificates(c)	0.944	06/25/33	353	206,368

Provident Bank Home Equity Loan Trust(c)	0.804	08/25/31	505	255,379

Renaissance Home Equity Loan Trust(c)	0.374	06/25/37	42	41,069

Specialty Underwriting & Residential Finance(c)	0.534	05/25/35	42	34,236

Structured Asset Investment Loan Trust(c)	1.004	11/25/33	68	58,880

Total Asset Backed Securities–1.2%				1,340,189

TOTAL LONG-TERM INVESTMENTS–116.4% (Cost $126,126,130)				133,791,119

United States Government Agency Obligations–4.4%
United States Treasury Bill ($3,062,000 par, yielding 0.197%, 10/28/10 maturity)(f)				3,061,060

United States Treasury Bill ($2,000,000 par, yielding 0.254%, 02/10/11 maturity)				1,998,548

Total United States Government Agency Obligations 4.4% (Cost $5,058,805)				5,059,608

TOTAL INVESTMENTS–120.8% (Cost $131,184,935)				138,850,727

FOREIGN CURRENCY–0.0% (Cost $22,943)				24,690

LIABILITIES IN EXCESS OF OTHER ASSETS–(20.8%)				(23,861,328)

NET ASSETS–100.0%				$115,014,089

Investment Abbreviations:

REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduits
TBA — To be announced, maturity date has not yet been established	– Upon settlement and delivery of the mortgage pools, maturity dates will be assigned

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Security purchased on a when-issued, delayed delivery or forward commitment basis.
(c)	Floating Rate Coupon
(d)	IO — Interest Only
(e)	Variable Rate Coupon
(f)	All or a portion of this security has been physically segregated in connection with open futures contracts.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Core Plus Fixed Income Fund

Futures contracts outstanding as of August 31, 2010:

		Unrealized
	Number of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 5-Year Futures, December 2010 (Current Notional Value of $120,320 per contract)	150	$33,670

Short Contracts:
U.S. Treasury Bond 30-Year Futures, December 2010 (Current Notional Value of $135,031 per contract)	80	(32,668)

U.S. Treasury Note 10-Year Futures, September 2010 (Current Notional Value of $126,500 per contract)	299	(808,861)

Total Short Contracts:	379	(841,529)

Total Futures Contracts	529	$(807,859)

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Corporate Bonds	$—	$43,911,488	$—	$43,911,488

Mortgage Backed Securities	—	36,705,647	—	36,705,647

United States Government Agencies & Obligations	—	38,256,988	—	38,256,988

Collateralized Mortgage Obligations	—	7,655,853	—	7,655,853

Adjustable Rate Mortgage Backed Securities	—	5,119,216	—	5,119,216

Municipal Bonds	—	3,005,266	—	3,005,266

Commercial Mortgage Backed Securities	—	2,856,080	—	2,856,080

Asset Backed Securities	—	1,340,189	—	1,340,189

Futures	33,670	—	—	33,670

Total Investments in an Asset Position	33,670	138,850,727	—	138,884,397

Investments in a Liability Position
Futures	$(841,529)	$—	$—	$(841,529)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Core Plus Fixed Income Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $131,184,935)	$138,850,727

Foreign currency (Cost $22,943)	24,690

Receivables:
Investments sold	7,627,047

Interest	987,751

Fund shares sold	127,306

Dividends	141

Other	94,887

Total assets	147,712,549

Liabilities:
Payables:
Investments purchased	31,439,686

Fund shares repurchased	593,645

Variation margin on futures	155,453

Distributor and affiliates	83,129

Custodian bank	255,675

Accrued expenses	170,872

Total liabilities	32,698,460

Net assets	$115,014,089

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$126,609,543

Net unrealized appreciation	6,859,680

Accumulated undistributed net investment income	142,343

Accumulated net realized gain (loss)	(18,597,477)

Net assets	$115,014,089

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $92,301,358 and 9,410,370 shares of beneficial interest issued and outstanding)	$9.80

Maximum sales charge (4.75% of offering price)	0.49

Maximum offering price to public	$10.29

Class B Shares:
Net asset value and offering price per share (Based on net assets of $9,169,333 and 940,397 shares of beneficial interest issued and outstanding)	$9.75

Class C Shares:
Net asset value and offering price per share (Based on net assets of $12,787,381 and 1,311,778 shares of beneficial interest issued and outstanding)	$9.75

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $756,017 and 77,346 shares of beneficial interest issued and outstanding)	$9.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Core Plus Fixed Income Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Interest	$11,250,520

Dividends	8,154

Total income	11,258,674

Expenses:
Investment advisory fee	1,012,910

Distribution fees
Class A	236,843

Class B	92,727

Class C	138,834

Transfer agent fees	161,408

Administrative services fees	125,625

Professional fees	69,146

Registration fees	64,556

Reports to shareholders	48,986

Custody	40,150

Trustees’ and officers’ fees and benefits	10,873

Other	28,339

Total expenses	2,030,397

Expense reduction	215,780

Net expenses	1,814,617

Net investment income	9,444,057

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	15,732,944

Swap contracts	(2,932,547)

Futures	(66,393)

Foreign currency transactions	543

Net realized gain	12,734,547

Unrealized appreciation (depreciation):
Beginning of the period	5,551,067

End of the period:
Investments	7,665,792

Foreign currency translation	1,747

Futures	(807,859)

6,859,680

Net unrealized appreciation during the period	1,308,613

Net realized and unrealized gain	14,043,160

Net increase in net assets from operations	$23,487,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Core Plus Fixed Income Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	August 31, 2010	August 31, 2009

From investment activities:
Operations:
Net investment income	$9,444,057	$9,580,594

Net realized gain (loss)	12,734,547	(18,057,543)

Net unrealized appreciation during the period	1,308,613	25,891,445

Change in net assets from operations	23,487,217	17,414,496

Distributions from net investment income:
Class A Shares	(3,323,372)	(3,639,691)

Class B Shares	(258,898)	(284,426)

Class C Shares	(389,845)	(547,715)

Class Y Shares	(5,692,121)	(6,147,413)

Total distributions	(9,664,236)	(10,619,245)

Net change in net assets from investment activities	13,822,981	6,795,251

From capital transactions:
Proceeds from shares sold	137,013,033	215,149,897

Net asset value of shares issued through dividend reinvestment	8,955,906	10,304,677

Cost of shares repurchased	(312,599,618)	(234,160,611)

Net change in net assets from capital transactions	(166,630,679)	(8,706,037)

Total increase (decrease) in net assets	(152,807,698)	(1,910,786)

Net assets:
Beginning of the period	267,821,787	269,732,573

End of the period (including accumulated undistributed net investment income (loss) of $142,343 and $(101,688), respectively)	$115,014,089	$267,821,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Core Plus Fixed Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
							January 26, 2007
							(Commencement of
							operations) to
	Year ended August 31,						August 31,
	2010		2009		2008		2007

Net asset value, beginning of the period	$9.30		$9.05		$9.98		$10.00

Net investment income(a)	0.29		0.34		0.45		0.36

Net realized and unrealized gain (loss)	0.54		0.29		(0.92)		(0.10)

Total from investment operations	0.83		0.63		(0.47)		0.26

Less:
Distributions from net investment income	0.33		0.38		0.46		0.28

Distributions from net realized gain	-0-		-0-		0.00	(b)	-0-

Total distributions	0.33		0.38		0.46		0.28

Net asset value, end of the period	$9.80		$9.30		$9.05		$9.98

Total return*	9.12	%(c)	7.12	%(d)	(4.91	)%(d)	2.62	%(d)**

Net assets at end of the period (in millions)	$92.3		$92.0		$91.8		$28.7

Ratio of expenses to average net assets*	0.75	%(e)	0.75	%(f)	0.75	%(f)	0.75	%(f)

Ratio of net investment income to average net assets*	3.10	%(e)	3.84%		4.69%		6.10%

Portfolio turnover(g)	228%		503%		460%		91%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.83	%(e)	0.92	%(f)	0.96	%(f)	2.08	%(f)

Ratio of net investment income to average net assets	3.02	%(e)	3.67%		4.48%		4.78%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $94,737.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Core Plus Fixed Income Fund

Financial Highlights—(continued)

	Class B Shares
							January 26, 2007
							(Commencement of
							operations) to
	Year ended August 31,						August 31,
	2010		2009		2008		2007

Net asset value, beginning of the period	$9.25		$9.01		$9.99		$10.00

Net investment income(a)	0.22		0.27		0.38		0.30

Net realized and unrealized gain (loss)	0.54		0.29		(0.92)		(0.07)

Total from investment operations	0.76		0.56		(0.54)		0.23

Less:
Distributions from net investment income	0.26		0.32		0.44		0.24

Distributions from net realized gain	-0-		-0-		0.00	(b)	-0-

Total distributions	0.26		0.32		0.44		0.24

Net asset value, end of the period	$9.75		$9.25		$9.01		$9.99

Total return*	8.38	%(c)	6.37	%(d)	(5.69	)%(d)	2.35	%(d)(e)**

Net assets at end of the period (in millions)	$9.2		$8.9		$8.6		$1.5

Ratio of expenses to average net assets*	1.50	%(f)	1.50	%(g)	1.50	%(g)	1.28	%(e)(g)

Ratio of net investment income to average net assets*	2.34	%(f)	3.09%		3.95%		5.14	%(e)

Portfolio turnover(h)	228%		503%		460%		91%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.58	%(f)	1.67	%(g)	1.68	%(g)	2.68	%(e)(g)

Ratio of net investment income to average net assets	2.26	%(f)	2.92%		3.77%		3.74	%(e)

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $9,273.
(g)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Core Plus Fixed Income Fund

Financial Highlights—(continued)

	Class C Shares
							January 26, 2007
							(Commencement of
							operations) to
	Year ended August 31,						August 31,
	2010		2009		2008		2007

Net asset value, beginning of the period	$9.25		$9.00		$10.01		$10.00

Net investment income(a)	0.23		0.31		0.37		0.31

Net realized and unrealized gain (loss)	0.53		0.27		(0.89)		(0.05)

Total from investment operations	0.76		0.58		(0.52)		0.26

Less:
Distributions from net investment income	0.26		0.33		0.49		0.25

Distributions from net realized gain	-0-		-0-		0.00	(b)	-0-

Total distributions	0.26		0.33		0.49		0.25

Net asset value, end of the period	$9.75		$9.25		$9.00		$10.01

Total return*	8.38	%(c)	6.71	%(d)(f)	(5.47	)%(d)(f)	2.61	%(d)(f)**

Net assets at end of the period (in millions)	$12.8		$14.3		$17.2		$2.0

Ratio of expenses to average net assets*	1.50	%(e)	1.18	%(f)(g)	1.45	%(f)(g)	1.12	%(f)(g)

Ratio of net investment income to average net assets*	2.38	%(e)	3.43	%(f)	3.81	%(f)	5.31	%(f)

Portfolio turnover(h)	228%		503%		460%		91%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.58	%(e)	1.35	%(f)(g)	1.58	%(f)(g)	2.52	%(f)(g)

Ratio of net investment income to average net assets	2.30	%(e)	3.26	%(f)	3.68	%(f)	3.92	%(f)

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $13,849.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(g)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.03% for the period ended August 31, 2007.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year.
**	Non-Annualized

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Core Plus Fixed Income Fund

Financial Highlights—(continued)

	Class Y Shares
							January 26, 2007
							(Commencement of
							operations) to
	Year ended August 31,						August 31,
	2010		2009		2008		2007

Net asset value, beginning of the period	$9.30		$9.06		$9.98		$10.00

Net investment income(a)	0.37		0.37		0.47		0.36

Net realized and unrealized gain (loss)	0.45		0.27		(0.91)		(0.09)

Total from investment operations	0.82		0.64		(0.44)		0.27

Less:
Distributions from net investment income	0.35		0.40		0.48		0.29

Distributions from net realized gain	-0-		-0-		0.00	(b)	-0-

Total distributions	0.35		0.40		0.48		0.29

Net asset value, end of the period	$9.77		$9.30		$9.06		$9.98

Total return*	9.03	%(c)	7.39	%(d)	(4.67	)%(d)	2.77	%(d)**

Net assets at end of the period (in millions)	$0.8		$152.6		$152.1		$5.6

Ratio of expenses to average net assets*	0.50	%(e)	0.50	%(f)	0.50	%(f)	0.52	%(f)

Ratio of net investment income to average net assets*	3.90	%(e)	4.08%		4.81%		6.07%

Portfolio turnover(g)	228%		503%		460%		91%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.58	%(e)	0.66	%(f)	0.61	%(f)	1.91	%(f)

Ratio of net investment income to average net assets	3.82	%(e)	3.92%		4.70%		4.68%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year, if applicable.
(d)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(e)	Ratios are based on average daily net assets (000’s omitted) of $152,691.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.02% for the period ended August 31, 2007.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year.
**	Non-Annualized
On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Core Plus Fixed Income Fund is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Core Plus Fixed Income Fund (the “Acquired Fund”), an investment portfolio of the Van Kampen Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to seek total return.

23        Invesco Van Kampen Core Plus Fixed Income Fund

  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

24        Invesco Van Kampen Core Plus Fixed Income Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

25        Invesco Van Kampen Core Plus Fixed Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the

26        Invesco Van Kampen Core Plus Fixed Income Fund

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.375%

Over $1 billion	0.300%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $794,331 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.75%, 1.50%, 1.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Prior to the Reorganization, Van Kampen voluntarily waived $209,250 of fees and/or reimbursed expenses of the Acquired Fund.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $6,530.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $26,138 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $20,244 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $34,650 for providing such services.

27        Invesco Van Kampen Core Plus Fixed Income Fund

Prior to the Reorganization, the Acquired Fund paid $40,542 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $353,226 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $3,238 in front-end sales commissions from the sale of Class A shares and $79, $3,155 and $217 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $66,254 in front-end sales commissions from the sale of Class A shares and $20,843, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.
Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk Futures contracts(a)	$33,670	$(841,529)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

28        Invesco Van Kampen Core Plus Fixed Income Fund

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures	Agreements*

Realized Gain (Loss)
Credit risk	$-0-	$330,653

Interest rate risk	(66,393)	(3,263,200)

Change in Unrealized Appreciation (Depreciation)
Credit risk	$-0-	$(267,950)

Interest rate risk	(208,378)	1,377,848

Total	$(274,771)	$(1,822,649)

*	The average value of futures and swap agreements outstanding during the period was $126,275,200 and $111,165,000, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $5,905 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$9,664,237	$10,625,991

Long-term capital gain	-0-	-0-

Total distributions	$9,664,237	$10,625,991

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$346,503

Undistributed long-term gain	-0-

Net unrealized appreciation — investments	7,367,579

Net unrealized appreciation — other investments	5,307

Temporary book/tax differences	1,686

Capital loss carryforward	(19,316,529)

Shares of beneficial interest	126,609,543

Total net assets	$115,014,089

29        Invesco Van Kampen Core Plus Fixed Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $844,523 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2017	$19,316,529

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $498,623,725 and $627,275,662, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $86,979,187 and $102,391,971, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,571,750

Aggregate unrealized (depreciation) of investment securities	(1,204,171)

Net unrealized appreciation of investment securities	$7,367,579

Cost of investments for tax purposes is $131,479,588

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage-backed securities and swap agreements, on August 31, 2010, undistributed net investment income (loss) was increased by $464,210, accumulated net realized gain (loss) was decreased by $496,810 and shares of beneficial interest was increased by $32,600. This reclassification had no effect on the net assets of the Fund.

30        Invesco Van Kampen Core Plus Fixed Income Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended August 31,

	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	3,825,637	(b)	$36,205,742	(b)	4,873,842	$43,618,608

Class B	457,191		4,309,002		544,177	4,833,603

Class C	349,867		3,288,015		652,036	5,767,165

Class Y	9,841,369		93,210,274		18,133,173	160,930,521

Total sales	14,474,064		$137,013,033		24,203,228	$215,149,897

Dividend reinvestment:
Class A	335,772		$3,192,785		389,038	$3,474,731

Class B	26,299		248,638		30,382	270,043

Class C	34,459		325,194		46,987	417,951

Class Y	548,014		5,189,289		687,143	6,141,952

Total dividend reinvestment	944,544		$8,955,906		1,153,550	$10,304,677

Repurchases:
Class A	(4,644,387)		$(44,088,819)		(5,507,623)	$(49,159,883)

Class B	(508,052	)(b)	(4,796,537	)(b)	(569,159)	(5,046,574)

Class C	(620,611)		(5,845,551)		(1,059,500)	(9,403,472)

Class Y	(26,721,030)		(257,868,711)		(19,202,750)	(170,550,682)

Total repurchases	(32,494,080)		$(312,599,618)		(26,339,032)	$(234,160,611)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 72,012 Class B shares into 71,616 Class A shares at a value of $682,620.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

31        Invesco Van Kampen Core Plus Fixed Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen Core Plus Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Core Plus Fixed Income Fund (formerly known as Van Kampen Core Plus Fixed Income Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

32        Invesco Van Kampen Core Plus Fixed Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010 through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[2]	Ratio[3]
A	$1,000.00	$1,053.38	$3.88	$1,021.42	$3.82	0.75%

B	1,000.00	1,048.75	7.75	1,017.64	7.63	1.50

C	1,000.00	1,049.63	7.49	1,017.90	7.38	1.45

Y	1,000.00	1,050.15	2.53	1,022.74	2.50	0.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010 through August 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	These expense ratios reflect an expense waiver.

33        Invesco Van Kampen Core Plus Fixed Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Core Plus Fixed Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage

34        Invesco Van Kampen Core Plus Fixed Income Fund

transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35        Invesco Van Kampen Core Plus Fixed Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	15.17%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36        Invesco Van Kampen Core Plus Fixed Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Core Plus Fixed Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	23,386,247	169,109	440,134	0

37        Invesco Van Kampen Core Plus Fixed Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	214	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	214	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 0211-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CPFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen Corporate Bond Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
23	Financial Highlights
25	Notes to Financial Statements
33	Auditor’s Report
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Agreements
37	Tax Information
38	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen Corporate Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Corporate Bond Fund was reorganized as Invesco Van Kampen Corporate Bond Fund. Effective June 1, 2010, Chuck Burge, Cindy Brien and John Craddock managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, Class A shares of Invesco Van Kampen Corporate Bond Fund at net asset value (NAV) outperformed the Fund’s broad market/style-specific index, the Barclays Capital U.S. Corporate Investment Grade Bond Index, due mainly to sector and security selection.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.65%

Class B Shares	13.22

Class C Shares	12.85

Class Y Shares	14.09

Institutional Class Shares*	13.74

The Barclays Capital U.S. Corporate Investment Grade Bond Index▼ (Broad Market/Style-Specific Index)	13.46

Lipper BBB Rated Funds Index▼ (Peer Group Index)	14.35

▼	Lipper Inc.
*	Share class incepted during reporting period. For detailed explanation of Fund performance, see page 7.

How we invest
We invest primarily in fixed-rate U.S. dollar-denominated investment grade corporate bonds, but also may invest in out-of-index sectors, including government securities, asset-backed securities (ABS), commercial mortgage backed securities (CMBS), residential mortgage backed securities (MBS), and municipal securities. The Fund may also invest in derivative instruments such as futures contracts and swap agreements, including but not limited to interest rate and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund.

Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Market conditions during the 12-month period covered in this report were influ-enced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at extremely low levels, and few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven, as stubbornly high unemployment and weakness in output continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an estimated annual rate of 1.7% in the second quarter of 2010, following 3.7% growth in the first quarter, and 1.6% and

Portfolio Composition
By security type

Corporate Bonds	94.1%

Collateralized Mortgage Obligations	1.6

Municipal Bonds	1.2

United States Government Agency

Obligations	0.6

Asset Backed Securities	0.5

Money Market Funds Plus Other Assets

Less Liabilities	2.0

Top 10 Issuers*

1.	Citigroup Inc.	2.7%

2.	General Electric Capital Corp.	2.6

3.	Goldman Sachs Group, Inc.	2.3

4.	Bank of Scotland	2.2

5.	AT&T, Inc.	1.8

6.	Bank of America Corp.	1.6

7.	Comcast Corp.	1.5

8.	Merrill Lynch & Co. Inc.	1.2

9.	ArcelorMittel	1.1

10.	Rio Tinto Finance USA Ltd.	1.1

Total Net Assets	$791.3 million

Total Number of Holdings*	284

Top 5 Industries*

1.	Banking	18.4%

2.	Life Insurance	4.3

3.	Media-Cable	4.3

4.	Metals	4.2

5.	Electric	3.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	Invesco Van Kampen Corporate Bond Fund

5.0% annual rates of growth during the third and fourth quarters of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 In the latest Federal Open Market Committee meeting minutes, the board of governors indicated a belief “that the pace of recovery in output and employment has slowed in recent months” and “the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, the Fed decided to continue to support the U.S. economic recovery in a context of price stability and low interest rates by reinvesting the principal payments from agency debt and agency mortgage backed securities (MBS) that it holds into longer-term U.S. Treasuries.2
     The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total return for the trailing 12 months3, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected the rise in the prices of fixed income assets.2 During the second quarter of 2010, sovereign risks in Europe, most notably in Greece, caused investors to scale back their risk profile and embrace the relatively safe haven of U.S. government and agency securities, though the impact was not enough to erase gains in non-government bonds over the rest of the Fund’s fiscal year.
     Class A shares at NAV outperformed the Fund’s style-specific index, the Barclays Capital U.S. Corporate Investment Grade Bond Index, for the reporting period. Sector and security selection each contributed to relative performance over the fiscal year. During the first half of the fiscal year, overweight positions in select investment grade asset classes, such as financials and consumer non-cyclicals, were significant contributors to outperformance relative to the Fund’s style-specific index. For the latter half of the fiscal year, limited exposure to out-of-index sectors, including high yield, government-related bonds, CMBS and taxable municipals through the growing Build America Bond program helped Fund performance. Likewise, the continuation of an above-index allocation in investment grade corporate bonds in the financials sector was favorable for relative returns versus the style-specific index as credit spreads continued to narrow throughout the period. The Fund’s small positions in Treasuries and cash resulted in a persistent underweight in corporate bonds, which had a dampening effect on Fund performance relative to its investment grade corporate bond focused index.
     Contribution to returns from security selection was mixed for the fiscal year, but overall had a positive effect on absolute and relative performance. During the latter part of the fiscal year, security selection within the financials and telecommunications/
media/technology sub-sectors contributed to relative performance. Detractors from performance came primarily from the holdings within the energy and utilities sectors.
     The Fund uses active duration and swap/yield curve positioning for risk management and for generating alpha versus its style-specific benchmark and may use derivative instruments such as U.S. Treasury futures and interest rate swaps to implement these portfolio strategies. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the first six months of the fiscal year, tactical strategies to alter portfolio duration involving interest rate swaps were unsuccessful in capitalizing on opportunities across the swap curve, which is similar to a yield curve in that it identifies the relationship between swap rates at varying maturities, and were slight detractors to relative performance. Later in the year, the Fund benefited from slightly longer than style-specific index duration positioning as interest rates trended lower over the period.
     The contribution to performance from the Fund’s yield curve positioning, emphasizing points on the yield curve with the greatest return potential, was mixed for the period, but overall had a slight positive effect relative to the style-specific index. For the first six months of the fiscal year, yield curve positioning that was close to benchmark had a negligible effect on relative performance, but during the latter part of the reporting period, an overweight position in the 10-year segment of the yield curve was beneficial as that segment experienced a significant decline in rates.
     Thank you for investing in Invesco Van Kampen Corporate Bond Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Corporate Bond Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.

5	Invesco Van Kampen Corporate Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen Corporate Bond Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable sales charges

Class A Shares

Inception (9/23/71)		7.44%

10	Years	5.73

5	Years	4.50

1	Year	8.21

Class B Shares

Inception (9/28/92)		5.74%

10	Years	5.61

5	Years	4.56

1	Year	8.22

Class C Shares

Inception (8/30/93)		4.94%

10	Years	5.47

5	Years	4.77

1	Year	11.85

Class Y Shares

Inception (8/12/05)		5.99%

5	Years	5.82

1	Year	14.09

Institutional Class Shares

10	Years	6.25%

5	Years	5.54

1	Year	13.74
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (9/23/71)		7.35%

10	Years	5.52

5	Years	3.77

1	Year	10.96

Class B Shares

Inception (9/28/92)		5.54%

10	Years	5.40

5	Years	3.81

1	Year	11.10

Class C Shares

Inception (8/30/93)		4.73%

10	Years	5.28

5	Years	4.07

1	Year	14.88

Class Y Shares

Inception (8/12/05)		5.25%

1	Year	16.78

Institutional Class Shares

10	Years	6.04%

5	Years	4.80

1	Year	16.53
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.95%, 1.70%, 1.70%, 0.70% and 0.60%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Van Kampen Corporate Bond Fund

Invesco Van Kampen Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds’ income and distributions to shareholders and termination of any conversion option on convertible securities.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

About indexes used in this report
■	The Barclays Capital U.S. Corporate Investment Grade Bond Index consists of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
 
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACCBX
Class B Shares	ACCDX
Class C Shares	ACCEX
Class Y Shares	ACCHX
Institutional Class Shares	ACCWX

8	Invesco Van Kampen Corporate Bond Fund

Schedule of Investments

August 31, 2010

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Corporate Bonds–94.1%
Aerospace & Defense–0.3%
Bombardier, Inc. (Canada)(a)	$855	7.500%	03/15/18	$911,644

Bombardier, Inc. (Canada)(a)	1,715	7.750	03/15/20	1,843,625

				2,755,269

Agricultural Products–0.3%
Cargill, Inc.(a)	2,000	5.600	09/15/12	2,175,479

Airlines–0.4%
America West Airlines, Inc., Class G (Ambac Assurance Corp)	1,455	7.100	04/02/21	1,386,335

Delta Air Lines, Inc.	1,830	6.200	07/02/18	1,896,337

				3,282,672

Automotive–1.0%
Case New Holland, Inc.	4,000	7.750	09/01/13	4,200,000

Ford Motor Credit Co. LLC	2,000	6.625	08/15/17	2,030,000

Ford Motor Credit Co. LLC	1,570	7.000	04/15/15	1,628,875

				7,858,875

Automotive Retail–1.4%
Advance Auto Parts, Inc.	6,000	5.750	05/01/20	6,382,500

AutoNation, Inc.	2,115	6.750	04/15/18	2,136,150

AutoZone, Inc.	2,350	6.500	01/15/14	2,662,692

				11,181,342

Banking–18.7%
American Express Co.	2,140	8.125	05/20/19	2,767,026

Bank of America Corp.	1,620	3.700	09/01/15	1,621,646

Bank of America Corp.	6,475	5.650	05/01/18	6,773,064

Bank of America Corp.	890	5.750	12/01/17	945,111

Bank of America Corp.	2,920	7.625	06/01/19	3,414,811

Bank of Scotland (United Kingdom)(a)	15,710	5.250	02/21/17	17,220,410

Barclays Bank PLC (United Kingdom)(a)	1,210	6.050	12/04/17	1,312,422

Barclays Bank PLC (United Kingdom)	4,820	6.750	05/22/19	5,732,497

Capital One Bank USA NA	2,400	8.800	07/15/19	3,048,328

Capital One Capital VI	2,000	8.875	05/15/40	2,112,500

Citigroup, Inc.	7,390	5.875	05/29/37	7,378,079

Citigroup, Inc.	4,100	6.125	05/15/18	4,475,750

Citigroup, Inc.	2,060	8.125	07/15/39	2,572,469

Citigroup, Inc.	5,805	8.500	05/22/19	7,115,661

Credit Agricole SA (France)(a)(b)	4,400	8.375	12/31/49	4,621,540

Credit Suisse (Switzerland)	2,500	4.375	08/05/20	2,522,531

Credit Suisse (Switzerland)	1,810	5.400	01/14/20	1,909,122

Discover Bank	2,240	8.700	11/18/19	2,681,929

Goldman Sachs Group, Inc.	12,265	6.150	04/01/18	13,435,190

Goldman Sachs Group, Inc.	4,785	6.750	10/01/37	4,945,335

Hana Bank (Republic of Korea (South Korea))(a)	4,015	4.500	10/30/15	4,179,866

JPMorgan Chase Capital XXVII	8,175	7.000	11/01/39	8,587,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Banking–(continued)

Macquarie Group Ltd. (Australia)(a)	$4,145	6.000%	01/14/20	$4,451,539

Macquarie Group Ltd. (Australia)(a)	1,860	7.625	08/13/19	2,214,573

Nationwide Building Society (United Kingdom)(a)	3,630	6.250	02/25/20	4,040,939

Rabobank Nederland NV (Netherlands)(a)(b)	760	11.000	06/30/19	984,504

Regions Financial Corp.	4,190	5.750	06/15/15	4,268,924

Royal Bank of Scotland Group PLC (United Kingdom)	2,880	6.400	10/21/19	3,089,880

Royal Bank of Scotland PLC (United Kingdom)	4,240	4.875	03/16/15	4,443,631

Santander US Debt SA Unipersonal (Spain)(a)	3,000	3.724	01/20/15	3,032,791

Standard Chartered Bank (United Kingdom)(a)	2,900	6.400	09/26/17	3,255,998

Standard Chartered PLC (United Kingdom)(a)	1,095	3.850	04/27/15	1,139,139

UBS AG Stamford Branch (Switzerland)	3,395	5.875	12/20/17	3,825,789

Wells Fargo Bank NA	3,796	4.750	02/09/15	4,091,834

				148,212,825

Broadcasting & Cable TV–0.4%
Discovery Communications LLC	3,000	3.700	06/01/15	3,157,625

Brokerage–3.1%
Bear Stearns Co., Inc.	3,080	5.550	01/22/17	3,386,235

Bear Stearns Co., Inc.	1,980	6.400	10/02/17	2,304,656

Bear Stearns Co., Inc.	2,535	7.250	02/01/18	3,059,906

Credit Suisse NY (Switzerland)	5,250	5.300	08/13/19	5,804,763

Credit Suisse NY (Switzerland)	860	6.000	02/15/18	941,374

Merrill Lynch & Co., Inc.	5,310	6.875	04/25/18	5,850,274

Merrill Lynch & Co., Inc.	2,850	7.750	05/14/38	3,272,682

				24,619,890

Building Materials–0.8%
CRH America, Inc.	2,245	6.000	09/30/16	2,482,420

CRH America, Inc.	1,395	8.125	07/15/18	1,656,198

Holcim US Finance Sarl & Cie SCS (Luxembourg)(a)	1,685	6.000	12/30/19	1,864,558

				6,003,176

Chemicals–0.7%
Agrium, Inc. (Canada)	1,370	6.750	01/15/19	1,631,395

LBI Escrow Corp.(a)	2,035	8.000	11/01/17	2,195,256

Potash Corp. of Saskatchewan, Inc. (Canada)	1,730	5.875	12/01/36	1,930,257

				5,756,908

Coal & Consumable Fuels–0.2%
Arch Coal, Inc.	1,500	7.250	10/01/20	1,526,250

Consumer Products–0.2%
Fortune Brands, Inc.	1,370	6.375	06/15/14	1,546,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Diversified Banks–1.4%
HSBC Bank PLC (United Kingdom)(a)	$2,500	1.625%	08/12/13	$2,507,976

HSBC Bank PLC (United Kingdom)(a)	3,245	4.125	08/12/20	3,357,623

HSBC Bank USA NA	375	4.875	08/24/20	388,247

National Agricultural Cooperative Federation (Republic of Korea (South Korea))(a)	2,290	4.250	01/28/16	2,334,893

US Bancorp	2,250	2.000	06/14/13	2,306,410

				10,895,149

Diversified Chemicals–0.2%
Dow Chemical Co.	1,150	8.550	05/15/19	1,440,573

Diversified Manufacturing–1.2%
Brookfield Asset Management, Inc. (Canada)	4,090	5.800	04/25/17	4,196,081

General Electric Co.	5,015	5.250	12/06/17	5,643,970

				9,840,051

Diversified REIT’s–0.3%
Qatari Diar Finance QSC (Qatar)(a)	1,900	5.000	07/21/20	2,008,663

Electric–4.1%
CMS Energy Corp.	2,470	6.250	02/01/20	2,522,487

CMS Energy Corp.	1,405	6.300	02/01/12	1,466,469

Consumers Energy Co.	570	5.800	09/15/35	661,425

Dominion Resources, Inc.	1,520	7.000	06/15/38	1,999,660

Enel Finance International SA (Luxembourg)(a)	2,875	5.125	10/07/19	2,977,819

Entergy Gulf States Louisiana LLC	2,425	5.590	10/01/24	2,798,442

FirstEnergy Solutions Corp.	2,255	6.050	08/15/21	2,410,459

FirstEnergy Solutions Corp.	2,920	6.800	08/15/39	3,015,650

Indianapolis Power & Light Co.(a)	560	6.300	07/01/13	626,446

NRG Energy, Inc.	885	8.500	06/15/19	913,763

Ohio Power Co.	1,250	5.375	10/01/21	1,434,658

Progress Energy, Inc.	1,330	7.050	03/15/19	1,665,483

Southern Power Co.	4,016	4.875	07/15/15	4,478,560

Southwestern Public Service Co., Ser G	1,590	8.750	12/01/18	2,105,136

Virginia Electric & Power Co.	2,045	8.875	11/15/38	3,146,258

				32,222,715

Food Retail–0.7%
Kroger Co.	1,200	5.400	07/15/40	1,269,607

Safeway, Inc.	4,000	3.950	08/15/20	4,067,858

				5,337,465

Food/Beverage–2.3%
Anheuser-Busch InBev Worldwide, Inc.(a)	1,350	6.875	11/15/19	1,665,421

Anheuser-Busch InBev Worldwide, Inc.(a)	280	8.200	01/15/39	403,411

Bunge Ltd. Finance Corp.	1,110	8.500	06/15/19	1,344,651

ConAgra Foods, Inc.	2,425	7.000	10/01/28	2,992,030

ConAgra Foods, Inc.	2,340	8.250	09/15/30	3,178,231

Constellation Brands, Inc.	490	7.250	09/01/16	515,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Food/Beverage–(continued)

FBG Finance Ltd. (Australia)(a)	$2,000	5.125%	06/15/15	$2,221,973

Kraft Foods, Inc.	1,030	6.875	02/01/38	1,271,004

Kraft Foods, Inc.	3,795	6.875	01/26/39	4,709,689

				18,302,135

Forest Products–0.1%
Georgia-Pacific LLC(a)	390	8.250	05/01/16	430,463

Gas Utilities–0.4%
EQT Corp.	2,405	8.125	06/01/19	2,972,243

Health Care–1.7%
Boston Scientific Corp.	5,265	6.000	01/15/20	5,562,088

HCA, Inc.	900	8.500	04/15/19	983,250

Life Technologies Corp.	2,320	6.000	03/01/20	2,657,027

Novant Health, Inc.	3,750	5.850	11/01/19	4,185,441

				13,387,806

Health Care Equipment–0.4%
CareFusion Corp.	2,715	4.125	08/01/12	2,846,391

Health Care Services–0.7%
Express Scripts, Inc.	5,458	5.250	06/15/12	5,832,404

Hotels, Resorts & Cruise Lines–0.1%
Hyatt Hotels Corp.(a)	575	6.875	08/15/19	641,571

Independent Energy–0.8%
Anadarko Petroleum Corp.	2,200	8.700	03/15/19	2,432,375

Gaz Capital SA (Luxembourg)(a)	1,010	6.510	03/07/22	1,037,775

Newfield Exploration Co.	1,115	7.125	05/15/18	1,167,962

Pioneer Natural Resources Co.	540	6.650	03/15/17	567,098

Plains Exploration & Production Co.	1,225	7.625	06/01/18	1,247,969

				6,453,179

Industrial Conglomerates–0.3%
Hutchison Whampoa International, Ltd. (Cayman Islands)(a)	2,465	4.625	09/11/15	2,618,629

Integrated Energy–1.9%
Chesapeake Energy Corp.	1,990	7.625	07/15/13	2,161,638

EnCana Corp. (Canada)	3,450	6.500	02/01/38	4,071,029

Hess Corp.	1,520	6.000	01/15/40	1,664,904

Nexen, Inc. (Canada)	2,925	7.500	07/30/39	3,664,612

Petro-Canada (Canada)	3,470	5.350	07/15/33	3,573,254

				15,135,437

Integrated Telecommunication Services–0.4%
Frontier Communications Corp.	2,635	8.500	04/15/20	2,802,981

Internet Retail–0.7%
Expedia, Inc.(a)	5,365	5.950	08/15/20	5,514,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Investment Banking & Brokerage–1.6%
Charles Schwab Corp.	$3,040	4.450%	07/22/20	$3,197,824

Goldman Sachs Group, Inc.	1,725	3.700	08/01/15	1,745,299

Jefferies Group, Inc.	3,510	6.875	04/15/21	3,739,448

Morgan Stanley	3,990	4.000	07/24/15	4,011,709

				12,694,280

Life Insurance–4.7%
Aegon NV (Netherlands)	2,525	4.625	12/01/15	2,662,346

Aflac, Inc.	870	6.450	08/15/40	919,197

Aflac, Inc.	2,005	8.500	05/15/19	2,530,512

American International Group, Inc.	1,295	8.250	08/15/18	1,401,838

Lincoln National Corp.	2,275	8.750	07/01/19	2,922,545

MetLife, Inc.	890	2.375	02/06/14	892,728

MetLife, Inc.	640	4.750	02/08/21	670,823

MetLife, Inc.	865	5.875	02/06/41	947,659

MetLife, Inc.	2,935	10.750	08/01/39	3,698,100

MetLife, Inc., Ser A	605	6.817	08/15/18	721,178

Pacific LifeCorp(a)	4,250	6.000	02/10/20	4,649,528

Platinum Underwriters Finance, Inc., Ser B	1,185	7.500	06/01/17	1,313,952

Protective Life Corp.	2,875	7.375	10/15/19	3,290,373

Prudential Financial, Inc.	2,940	4.750	09/17/15	3,166,120

Prudential Financial, Inc.	1,420	6.625	12/01/37	1,643,666

Prudential Financial, Inc.	2,515	7.375	06/15/19	3,056,940

Reinsurance Group of America, Inc.	2,400	6.450	11/15/19	2,640,850

				37,128,355

Media-Cable–4.2%
Cablevision Systems Corp.	1,115	7.750	04/15/18	1,184,688

Comcast Corp.	1,050	5.150	03/01/20	1,146,049

Comcast Corp.	2,005	5.700	05/15/18	2,302,626

Comcast Corp.	1,100	6.400	05/15/38	1,256,685

Comcast Corp.	1,885	6.450	03/15/37	2,161,908

Comcast Corp.	4,425	6.500	01/15/15	5,179,300

COX Communications, Inc.(a)	1,140	8.375	03/01/39	1,586,484

CSC Holdings, Inc.	1,020	7.625	07/15/18	1,091,400

DirecTV Holdings LLC	7,090	7.625	05/15/16	7,852,175

DISH DBS Corp.	1,725	7.125	02/01/16	1,772,438

Time Warner Cable, Inc.	2,695	6.750	07/01/18	3,215,620

Time Warner Cable, Inc.	1,155	6.750	06/15/39	1,358,010

Time Warner Cable, Inc.	1,270	8.250	04/01/19	1,627,565

Time Warner Cable, Inc.	1,410	8.750	02/14/19	1,851,479

				33,586,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Media-Noncable–1.6%
CBS Corp.	$2,175	8.875%	05/15/19	$2,827,699

Grupo Televisa SA (Mexico)	827	6.000	05/15/18	930,212

News America, Inc.	1,055	6.400	12/15/35	1,188,421

News America, Inc.	2,525	6.650	11/15/37	2,951,055

Time Warner, Inc.	225	6.500	11/15/36	254,298

WPP Finance (United Kingdom)	3,830	8.000	09/15/14	4,513,529

				12,665,214

Metals–4.8%
Alcoa, Inc.	1,345	5.870	02/23/22	1,324,630

Alcoa, Inc.	1,910	6.750	07/15/18	2,051,710

Anglo American Capital PLC (United Kingdom)(a)	3,260	9.375	04/08/19	4,443,249

ArcelorMittal (Luxembourg)	3,220	3.750	08/05/15	3,207,580

ArcelorMittal (Luxembourg)	2,170	7.000	10/15/39	2,225,942

ArcelorMittal (Luxembourg)	2,840	9.850	06/01/19	3,577,579

Freeport-McMoRan Cooper & Gold, Inc.	1,220	8.375	04/01/17	1,356,869

Newmont Mining Corp.	1,800	6.250	10/01/39	2,065,814

Rio Tinto Finance USA Ltd. (Australia)	6,470	9.000	05/01/19	8,965,128

Southern Copper Corp.	885	5.375	04/16/20	928,103

Southern Copper Corp.	1,305	6.750	04/16/40	1,417,075

Teck Resources Ltd. (Canada)	789	10.250	05/15/16	954,690

Vale Overseas Ltd. (Cayman Islands)	2,030	5.625	09/15/19	2,183,935

Vale Overseas Ltd. (Cayman Islands)	1,815	6.875	11/21/36	2,051,154

Vale Overseas Ltd. (Cayman Islands)	1,120	6.875	11/10/39	1,264,326

				38.017.784

Multi-Line Insurance–0.1%
Genworth Financial, Inc.	475	7.700	06/15/20	492,223

Natural Gas Pipelines–1.1%
Colorado Interstate Gas Co.	847	6.800	11/15/15	1,003,152

Kinder Morgan Finance Co. (Canada)	4,490	5.700	01/05/16	4,534,900

Texas Eastern Transmission LP	2,700	7.000	07/15/32	3,366,680

				8,904,732

Noncaptive-Consumer Finance–3.4%
American Express Credit Corp., Ser C	5,480	7.300	08/20/13	6,274,753

American General Finance Corp.	2,270	4.625	09/01/10	2,250,138

Ameriprise Financial, Inc.	2,655	7.300	06/28/19	3,280,167

General Electric Capital Corp.	9,395	5.625	05/01/18	10,397,959

HSBC Finance Corp.	3,975	5.500	01/19/16	4,346,825

				26,549,842

Noncaptive-Diversified Finance–1.6%
Blackstone Holdings Finance Co. LLC(a)	2,620	6.625	08/15/19	2,824,866

General Electric Capital Corp.	1,105	5.500	01/08/20	1,216,601

General Electric Capital Corp.	5,150	5.875	01/14/38	5,311,209

General Electric Capital Corp.	3,050	6.000	08/07/19	3,445,561

				12,798,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Office–0.2%
Digital Realty Trust LP(a)	$1,540	4.500%	07/15/15	$1,584,193

Oil & Gas Exploration & Production–1.4%
Anadarko Petroleum Corp.	3,810	6.375	09/15/17	3,781,425

Empresa Nacional del Petroleo (Chile)(a)	1,270	5.250	08/10/20	1,302,879

Petroleos Mexicanos (Mexico)(a)	2,200	5.500	01/21/21	2,296,153

Petroleos Mexicanos (Mexico)(a)	2,205	6.625	06/15/35	2,380,973

Range Resources Corp.	1,500	7.500	05/15/16	1,582,500

				11,343,930

Oil Field Services–0.2%
Petrobras International Finance Co. (Cayman Islands)	1,225	5.750	01/20/20	1,306,820

Other Diversified Financial Services–1.3%
Allstate Life Global Funding Trusts	1,500	5.375	04/30/13	1,662,004

ERAC USA Finance LLC(a)	1,945	2.750	07/01/13	1,984,775

ERAC USA Finance LLC(a)	1,065	5.250	10/01/20	1,152,951

ERAC USA Finance LLC(a)	450	5.800	10/15/12	487,506

ING Bank NV (Netherlands)(a)	1,755	3.000	09/01/15	1,763,658

NASDAQ OMX Group, Inc.	2,775	5.550	01/15/20	2,949,599

				10,000,493

Other Utilities–0.3%
Plains All American Pipeline LP	2,040	6.700	05/15/36	2,240,475

Packaged Foods & Meats–0.3%
Grupo Bimbo SAB de CV (Mexico)(a)	1,780	4.875	06/30/20	1,854,305

Sara Lee Corp.	710	2.750	09/15/15	716,582

				2,570,887

Packaging–0.2%
Sealed Air Corp.	1,425	7.875	06/15/17	1,551,907

Paper–1.2%
International Paper Co.	2,675	7.500	08/15/21	3,186,558

International Paper Co.	1,385	9.375	05/15/19	1,797,903

MeadWestvaco Corp.	4,050	7.375	09/01/19	4,504,680

				9,489,141

Pharmaceuticals–0.1%
Wyeth	435	6.450	02/01/24	550,365

Pipelines–0.9%
Spectra Energy Capital LLC	1,000	5.668	08/15/14	1,122,176

Spectra Energy Capital LLC	1,000	8.000	10/01/19	1,276,862

Transcontinental Gas Pipe Line Corp.	520	6.050	06/15/18	613,298

Williams Partners LP	3,500	7.250	02/01/17	4,180,305

				7,192,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Property & Casualty Insurance–2.3%
AIG SunAmerica Global Financing VI(a)	$3,800	6.300%	05/10/11	$3,878,375

American Financial Group, Inc.	3,920	9.875	06/15/19	4,902,397

CNA Financial Corp.	4,190	7.350	11/15/19	4,685,703

Farmers Insurance Exchange Surplus(a)	1,966	8.625	05/01/24	2,280,944

XL Capital Ltd. (Cayman Islands)	2,640	5.250	09/15/14	2,819,496

				18,566,915

Railroads–1.3%
CSX Corp.	2,615	6.150	05/01/37	3,011,488

Union Pacific Corp.	3,850	4.000	02/01/21	4,021,238

Union Pacific Corp.	2,650	6.125	02/15/20	3,208,646

Union Pacific Corp.	365	6.250	05/01/34	439,193

				10,680,565

Refining–1.1%
Enterprise Products Operating LLC	915	5.250	01/31/20	992,399

Enterprise Products Operating LLC	3,000	6.450	09/01/40	3,376,945

Enterprise Products Operating LLC	2,710	5.600	10/15/14	3,040,742

Enterprise Products Operating LLC	1,070	6.500	01/31/19	1,247,715

				8,657,801

REITS–2.0%
Boston Properties LP	3,000	5.875	10/15/19	3,362,222

Duke Realty LP	2,495	6.750	03/15/20	2,798,310

Entertainment Properties Trust(a)	1,200	7.750	07/15/20	1,193,745

Federal Realty Investment Trust	1,395	5.900	04/01/20	1,564,705

Mack-Cali Realty Corp.	1,970	7.750	08/15/19	2,403,089

WEA Finance LLC(a)	3,950	6.750	09/02/19	4,677,703

				15,999,774

Restaurants–0.7%
McDonald’s Corp.	1,865	4.875	07/15/40	1,996,937

Yum! Brands, Inc.	2,920	6.875	11/15/37	3,566,817

				5,563,754

Retailers–1.4%
CVS Pass-Through Trust	3,877	6.036	12/10/28	4,100,317

CVS Pass-Through Trust(a)	869	8.353	07/10/31	1,101,354

Home Depot, Inc.	3,005	5.875	12/16/36	3,204,124

JC Penney Co., Inc.	700	5.650	06/01/20	712,375

JC Penney Corp., Inc.	1,455	6.375	10/15/36	1,415,703

Kohl’s Corp.	545	6.875	12/15/37	693,746

				11,227,619

Sovereigns–0.6%
Korea Development Bank (Republic of Korea (South Korea))	4,315	4.375	08/10/15	4,555,842

Specialized Finance–0.6%
Moody’s Corp.	4,785	5.500	09/01/20	4,872,925

Supermarkets–0.4%
SUPERVALU, Inc.	3,000	7.500	11/15/14	3,003,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon	Maturity	Value

Technology–0.8%
Corning, Inc.	$665	6.625%	05/15/19	$800,787

Corning, Inc.	1,800	7.250	08/15/36	2,122,899

Xerox Corp.	925	5.625	12/15/19	1,030,460

Xerox Corp.	1,625	6.350	05/15/18	1,870,721

Xerox Corp.	520	8.250	05/15/14	622,590

				6,447,457

Technology Distributors–0.5%
Avnet, Inc.	4,200	5.875	06/15/20	4,437,638

Textiles–0.1%
Levi Strauss & Co.	945	7.625	05/15/20	965,081

Tobacco–1.3%
Altria Group, Inc.	2,000	4.125	09/11/15	2,120,220

Altria Group, Inc.	1,250	9.700	11/10/18	1,657,467

Altria Group, Inc.	1,400	10.200	02/06/39	2,006,030

BAT International Finance PLC (United Kingdom)(a)	1,225	9.500	11/15/18	1,665,080

Lorillard Tobacco Co.	2,520	8.125	06/23/19	2,902,938

				10,351,735

Utility–0.6%
AES Corp.	4,080	8.000	06/01/20	4,314,600

Wireless–0.8%
Crown Castle Towers LLC(a)	4,035	4.883	08/15/40	4,373,426

Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	975	8.500	01/15/13	994,500

SBA Telecommunications, Inc.	920	8.250	08/15/19	998,200

				6,366,126

Wireline–3.3%
AT&T, Inc.	1,240	6.300	01/15/38	1,437,279

AT&T, Inc.	4,525	6.550	02/15/39	5,423,739

CenturyTel, Inc.	1,090	6.150	09/15/19	1,106,931

Deutsche Telekom International Finance BV (Netherlands)	405	6.000	07/08/19	478,360

Deutsche Telekom International Finance BV (Netherlands)	905	6.750	08/20/18	1,108,101

Deutsche Telekom International Finance BV (Netherlands)	1,735	8.750	06/15/30	2,451,684

GTE Corp.	3,305	6.940	04/15/28	3,872,851

Qwest Corp.	780	6.875	09/15/33	770,250

Sable International Finance Ltd. (Cayman Islands)(a)	1,890	7.750	02/15/17	2,012,268

Verizon Communications, Inc.	1,450	6.400	02/15/38	1,713,907

Verizon Communications, Inc.	3,980	8.950	03/01/39	6,016,360

				26,391,730

Wireline Communications–1.9%
AT&T Corp.	206	8.000%	11/15/31	284,408

AT&T, Inc.(a)	6,959	5.350	09/01/40	7,040,368

SBC Communications, Inc.	1,980	6.150	09/15/34	2,187,362

Telefonica Europe BV (Netherlands)	4,235	8.250	09/15/30	5,594,949

				15,107,087

Total Corporate Bonds–94.1%				744,937,305

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Corporate Bond Fund

	Par
	Amount
Description	(000)	Coupon		Maturity	Value

Collateralized Mortgage Obligations–1.6%
Banc of America Commercial Mortgage, Inc.(b)	$1,475	5.842%		02/10/51	$1,575,972

Bear Stearns Commercial Mortgage Securities(b)	2,575	5.471		01/12/45	2,798,350

Commercial Mortgage Pass Through Certificates(a)(c)	2,859	0.365		06/15/22	2,742,447

LB-UBS Commercial Mortgage Trust	2,880	5.372		09/15/39	3,110,128

TIAA Seasoned Commercial Mortgage Trust, Class A2(b)	2,000	5.763		08/15/39	2,120,861

Total Collateralized Mortgage Obligations–1.6%					12,347,758

Municipal Bonds–1.2%
California–0.1%
California St Taxable Var Purp	3,800	5.950		04/01/16	883,656

Kentucky–0.4%
Kentucky Asset / Liability Commn Gen Fd Rev Taxable	2,990	3.165		04/01/18	2,990,299

New York–0.2%
New York NY City Mun Wtr & Swr Rev Build America Bonds	1,580	5.724		06/15/42	1,774,719

Texas–0.5%
Texas St Transn Commn Taxable-first Tier, Ser B	3,725	5.178		04/01/30	4,154,828

Total Municipal Bonds–1.2%					9,803,502

Asset Backed Securities–0.5%
GS Mortgage Securities Corp., Ser C1(a)(b)	4,000	5.635		08/10/43	4,258,152

Total Long-Term Investments–97.4% (Cost $696,303,395)					771,346,717

United States Government Agencies Obligations–0.6%
United States Treasury Bill(d) (Cost $4,549,563)	4.551	0.010(e	)	10/02/10	4,549,563

				Shares
Money Market Funds–0.6%
Liquid Assets Portfolio–Institutional Class(f)				2,262,964	2,262,964

Premier Portfolio–Institutional Class(f)				2,262,964	2,262,964

Total Money Market Funds–0.6%(Cost $4,525,928)					4,525,928

TOTAL INVESTMENTS–98.6% (Cost $705,378,886)					780,422,208

OTHER ASSETS IN EXCESS OF LIABILITIES–1.4%					10,830,684

NET ASSETS–100.0%					$791,252,892

Percentages are calculated as a percentage of net assets.

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Variable Rate Coupon
(c)	Floating Rate Coupon
(d)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(e)	Current coupon shown represents the yield as of August 31, 2010.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Corporate Bond Fund

Futures contracts outstanding as of August 31, 2010:
		Unrealized
	Number of	Appreciation
	Contracts	(Depreciation)

Long Contracts:
U.S. Treasury Notes 5-Year Futures, December 2010 (Current Notional Value of $120,320 per contract)	1,147	$257,459

Ultra Long U.S. Treasury Bond Futures, December 2010 (Current Notional Value of $144,594 per contract)	191	127,927

Total Long Contracts	1,338	385,386

Short Contracts:
U.S. Treasury Bond 30-Year Futures, December 2010 (Current Notional Value of $135,031 per contract)	140	(57,169)

U.S. Treasury Note 10-Year Futures, September 2010 (Current Notional Value of $126,500 per contract)	1,799	(10,156,212)

Total Short Contracts	1,939	(10,213,381)

Total Futures Contracts	3,277	$(9,827,995)

Fair Value Measurements

  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 in the Notes to Financial Statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value.

		Level 2	Level 3
	Level 1	Other Significant	Significant
Investments	Quoted Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Corporate Bonds	$—	$744,937,305	$—	$744,937,305

Asset Backed Securities	—	4,258,152	—	4,258,152

Collateralized Mortgage Obligations	—	12,347,758	—	12,347,758

Mutual Funds	4,525,928	—	—	4,525,928

Municipal Bonds	—	9,803,502	—	9,803,502

United States Government Agencies Obligations	—	4,549,563	—	4,549,563

Futures	385,386	—	—	385,386

Total Investments in an Asset Position	$4,911,314	$775,896,280	$—	$780,807,594

Investments in a Liability Position
Futures	$(10,213,381)	$—	$—	$(10,213,381)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $700,852,958)	$775,896,280

Investment in affiliated money market funds, at value and cost	4,525,928

Cash	2,655,710

Receivables:
Interest	10,329,718

Investments sold	9,814,825

Fund shares sold	1,519,534

Dividends	5,836

Other	1,187

Total assets	804,749,018

Liabilities:
Payables:
Investments purchased	10,405,213

Fund shares repurchased	1,822,027

Distributor and affiliates	433,961

Variation margin on futures	232,528

Income distributions	201,382

Accrued expenses	401,015

Total liabilities	13,496,126

Net Assets	$791,252,892

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$773,641,330

Net unrealized appreciation	65,215,327

Accumulated undistributed net investment income (loss)	(1,400,387)

Accumulated net realized gain (loss)	(46,203,378)

Net assets	$791,252,892

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $604,147,870 and 87,898,723 shares of beneficial interest issued and outstanding)	$6.87

Maximum sales charge (4.75% of offering price)	0.34

Maximum offering price to public	$7.21

Class B Shares:
Net asset value and offering price per share (based on net assets of $74,702,263 and 10,884,282 shares of beneficial interest issued and outstanding)	$6.86

Class C Shares:
Net asset value and offering price per share (based on net assets of $46,903,832 and 6,838,600 shares of beneficial interest issued and outstanding)	$6.86

Class Y Shares:
Net asset value and offering price per share (based on net assets of $2,003,779 and 291,066 shares of beneficial interest issued and outstanding)	$6.88

Institutional Class Shares:
Net asset value and offering price per share (based on net assets of $63,495,148 and 9,241,006 shares of beneficial interest issued and outstanding)	$6.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Corporate Bond Fund

Statement of Operations

For the Year Ended August 31, 2010

Investment income:
Dividends from affiliated money market fund	$15,483

Interest	47,805,340

Other	1,440

Total income	47,822,263

Expenses:
Investment advisory fee	3,205,106

Distribution fees
Class A	1,550,499

Class B	446,502

Class C	421,564

Transfer agent fees, A, B, C and Y	1,272,538

Transfer agent fees institutional	5,046

Administrative services fees	215,317

Reports to shareholders	188,448

Registration fees	82,359

Custody	63,881

Professional fees	59,830

Trustees’ and officers’ fees and benefits	46,172

Other	35,902

Total expenses	7,593,164

Expense reduction	7,453

Net expenses	7,585,711

Net investment income	40,236,552

Realized and unrealized gain/loss:
Realized gain/loss:
Investments	39,026,406

Futures contracts	3,061,922

Swap contracts	(5,549,948)

Net realized gain	36,538,380

Unrealized appreciation (depreciation)
Beginning of the period	39,266,562

End of the period:
Investments	75,043,322

Futures contracts	(9,827,995)

65,215,327

Net unrealized appreciation during the period	25,948,765

Net realized and unrealized gain	62,487,145

Net increase in net assets from operations	$102,723,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Corporate Bond Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Operations:
Net investment income	$40,236,552	$37,755,909

Net realized gain (loss)	36,538,380	(29,046,792)

Net unrealized appreciation during the period	25,948,765	55,334,591

Change in net assets from operations	102,723,697	64,043,708

Distributions from net investment income:
Class A Shares	(32,828,055)	(33,046,744)

Class B Shares	(3,582,829)	(3,775,830)

Class C Shares	(2,026,267)	(1,753,431)

Class Y Shares	(3,505,596)	(3,466,501)

Institutional Class	(561,805)	-0-

Total distributions	(42,504,552)	(42,042,506)

Net change in net assets from investment activities	60,219,145	22,001,202

From capital transactions:
Proceeds from shares sold	241,910,497	231,206,935

Net asset value of shares issued through dividend reinvestment	36,721,014	37,047,475

Cost of shares repurchased	(352,831,065)	(295,032,502)

Net change in net assets from capital transactions	(74,199,554)	(26,778,092)

Total increase (decrease) in net assets	(13,980,409)	(4,776,890)

Net assets:
Beginning of the period	805,233,301	810,010,191

End of the period (including accumulated undistributed net investment income of $(1,400,387) and $934,523, respectively)	$791,252,892	$805,233,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Corporate Bond Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$6.37		$6.15		$6.47		$6.53		$6.78

Net investment income(a)	0.33		0.31		0.31		0.29		0.28

Net realized and unrealized gain (loss)	0.52		0.25		(0.31)		(0.04)		(0.22)

Total from investment operations	0.85		0.56		-0-		0.25		0.06

Less distributions from net investment income	0.35		0.34		0.32		0.31		0.31

Net asset value, end of the period	$6.87		$6.37		$6.15		$6.47		$6.53

Total return	13.65	%(b)	9.94	%(c)	(0.16	)%(c)	3.93	%(c)	0.93	%(c)

Net assets at end of the period (in millions)	$604.1		$623.7		$608.9		$670.8		$591.2

Ratio of expenses to average net assets	0.88	%(d)	0.95%		0.89%		0.91%		0.96%

Ratio of net investment income to average net assets	4.98	%(d)	5.38%		4.78%		4.48%		4.33%

Portfolio turnover	74	%(e)	78%		73%		119%		45%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $621,817.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class B shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$6.35		$6.14		$6.45		$6.52		$6.76

Net investment income(a)	0.30		0.28		0.26		0.24		0.23

Net realized and unrealized gain (loss)	0.52		0.25		(0.30)		(0.05)		(0.21)

Total from investment operations	0.82		0.53		(0.04)		0.19		0.02

Less distributions from net investment income	0.31		0.32		0.27		0.26		0.26

Net asset value, end of the period	$6.86		$6.35		$6.14		$6.45		$6.52

Total return	13.22	%(b)(e)	9.36	%(c)(d)	(0.76	)%(c)	3.00	%(c)	0.30	%(c)

Net assets at end of the period (in millions)	$74.7		$75.4		$76.7		$87.3		$100.2

Ratio of expenses to average net assets	1.22	%(e)(f)	1.42	%(d)	1.65%		1.67%		1.72%

Ratio of net investment income to average net assets	4.63	%(e)(f)	4.90	%(d)	4.03%		3.72%		3.57%

Portfolio turnover	74	%(g)	78%		73%		119%		45%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.59%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $75,828.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Corporate Bond Fund

Financial Highlights—(continued)

	Class C shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$6.36		$6.14		$6.46		$6.52		$6.76

Net investment income(a)	0.28		0.26		0.26		0.25		0.23

Net realized and unrealized gain (loss)	0.52		0.26		(0.31)		(0.04)		(0.21)

Total from investment operations	0.80		0.52		(0.05)		0.21		0.02

Less distributions from net investment income	0.30		0.30		0.27		0.27		0.26

Net asset value, end of the period	$6.86		$6.36		$6.14		$6.46		$6.52

Total return	12.85	%(b)(d)	9.19	%(c)(e)	(0.88	)%(c)(e)	3.20	%(c)(e)	0.16	%(c)(e)

Net assets at end of the period (in millions)	$46.9		$41.4		$35.4		$31.0		$28.6

Ratio of expenses to average net assets	1.58	%(d)(f)	1.70	%(e)	1.60	%(e)	1.63	%(e)	1.71	%(e)

Ratio of net investment income to average net assets	4.27	%(d)(f)	4.61	%(e)	4.06	%(e)	3.76	%(e)	3.58	%(e)

Portfolio turnover	74	%(g)	78%		73%		119%		45%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95%.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $44,554.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class Y shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$6.37		$6.16		$6.48		$6.54		$6.78

Net investment income(a)	0.36		0.32		0.32		0.31		0.29

Net realized and unrealized gain (loss)	0.51		0.25		(0.31)		(0.04)		(0.21)

Total from investment operations	0.87		0.57		0.01		0.27		0.08

Less distributions from net investment income	0.36		0.36		0.33		0.33		0.32

Net asset value, end of the period	$6.88		$6.37		$6.16		$6.48		$6.54

Total return	14.09	%(b)	10.06	%(c)	0.10	%(c)	4.19	%(c)	1.33	%(c)

Net assets at end of the period (in millions)	$2.0		$64.8		$89.0		$43.3		$38.8

Ratio of expenses to average net assets	0.63	%(d)	0.70%		0.65%		0.66%		0.72%

Ratio of net investment income to average net assets	5.41	%(d)	5.61%		4.95%		4.73%		4.59%

Portfolio turnover	74	%(e)	78%		73%		119%		45%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $63,549.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Corporate Bond Fund

Financial Highlights—(continued)

	Institutional Class
	June 1, 2010
	(Commencement of
	Operations) to
	August 31,
	2010

Net asset value, beginning of the period	$6.54

Net investment income(a)	0.07

Net realized and unrealized gain	0.35

Total from investment operations	0.42

Less distributions from net investment income	0.09

Net asset value, end of the period	$6.87

Total return(b)	6.47%

Net assets at end of the period (in millions)	$63.5

Ratio of expenses to average net assets	0.52	%(c)

Ratio of net investment income to average net assets	4.30	%(c)

Portfolio turnover(d)	74%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $40,487.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Corporate Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Corporate Bond Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

25        Invesco Van Kampen Corporate Bond Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

26        Invesco Van Kampen Corporate Bond Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by valuing on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract.

27        Invesco Van Kampen Corporate Bond Fund

The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $750 million	0.35%

Over $1.25 billion	0.22%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $2,427,052 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.95%, 1.70%, 1.70%, 0.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $7,453.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $50,232 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of

28        Invesco Van Kampen Corporate Bond Fund

providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $302,856 for providing such services. Prior to the Reorganization, the Acquired Fund paid $375,637 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,837,667 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $25,765 in front-end sales commissions from the sale of Class A shares and $73, $29,249 and $531 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $195,324 in front-end sales commissions from the sale of Class A shares and $104,017, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$385,386	$(10,213,381)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

29        Invesco Van Kampen Corporate Bond Fund

Effect of Derivative Instruments for the year ended August 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$-0-	$(427,008)

Interest rate risk	3,061,922	(5,122,940)

Change in Unrealized Appreciation (Depreciation)
Credit risk	-0-	328,275

Interest rate risk	(7,426,017)	-0-

Total	($4,364,095)	$(5,221,673)

*	The average value of futures and swap agreements outstanding during the period were $460,264,718 and $48,786, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $11,174 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$42,504,552	$41,899,093

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$(158,387)

Net unrealized appreciation — investments	73,920,354

Temporary book/tax differences	(201,382)

Capital loss carryforward	(55,949,023)

Shares of beneficial interest	773,641,330

Total net assets	$791,252,892

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

30        Invesco Van Kampen Corporate Bond Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $4,410,747 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$232,517

August 31, 2012	436,571

August 31, 2014	360,243

August 31, 2016	17,382,532

August 31, 2017	37,537,160

Total capital loss carryforward	$55,949,023

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $573,903,798 and $634,137,702, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$74,737,821

Aggregate unrealized (depreciation) of investment securities	(817,467)

Net unrealized appreciation of investment securities	$73,920,354

Cost of investments for tax purposes is $706,501,854.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was decreased by $66,910, undistributed net realized gain (loss) was increased by $24,482 and shares of beneficial interest increased by $42,428. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	For The				For The
	Year Ended				Year Ended
	August 28, 2010(a)				August 31, 2009
	Shares		Amount		Shares	Amount

Sales:
Class A	18,989,716	(b)	$124,896,113	(b)	27,238,212	$155,515,023

Class B	3,223,490		21,151,975		4,214,113	24,007,757

Class C	1,905,678		12,476,924		3,157,688	18,036,532

Class Y	3,314,486		21,587,240		5,898,774	33,647,623

Institutional Class	9,301,673		61,798,245		-0-	-0-

Total Sales	36,735,043		$241,910,497		40,508,787	$231,206,935

Dividend Reinvestment:
Class A	4,673,329		$30,845,225		5,450,643	$31,209,055

Class B	504,798		3,323,757		615,058	3,514,107

Class C	269,368		1,774,234		261,766	1,499,263

Class Y	33,741		215,993		149,767	825,050

Institutional Class	82,380		561,805		-0-	-0-

Total Dividend Reinvestment	5,563,616		$36,721,014		6,477,234	$37,047,475

31        Invesco Van Kampen Corporate Bond Fund

	For The				For The
	Year Ended				Year Ended
	August 28, 2010(a)				August 31, 2009
	Shares		Amount		Shares	Amount

Repurchases:
Class A	(33,600,981)		$(221,070,667)		(33,809,369)	$(192,843,098)

Class B	(4,710,641	)(b)	(30,934,152	)(b)	(5,452,636)	(30,949,041)

Class C	(1,853,540)		(12,171,966)		(2,667,841)	(15,045,250)

Class Y	(13,218,271)		(87,680,622)		(10,349,608)	(56,195,113)

Institutional Class	(143,047)		(973,658)		-0-	-0-

Total Repurchases	(53,526,480)		$(352,831,065)		(52,279,454)	$(295,032,502)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, 8% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Includes automatic conversion of 805,812 Class B shares into 804,110 Class A shares at a value of $5,326,310.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

32        Invesco Van Kampen Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Corporate Bond Fund (formerly known as Van Kampen Corporate Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

October 20, 2010
Houston, Texas

33        Invesco Van Kampen Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[3]	Ratio[4]
A	$1,000.00	$1,071.08	$4.54	$1,020.82	$4.43	0.87%

B	1,000.00	1,069.59	6.78	1,018.65	6.61	1.30

C	1,000.00	1,068.90	7.87	1,017.59	7.68	1.51

Y	1,000.00	1,073.92	3.24	1,022.08	3.16	0.62

Institutional	1,000.00	1,064.70	1.34	1,022.58	2.65	0.52

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010 through August 31, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.
[4]	The Class B and C expense ratio reflects actual 12b-1 fees or less than 1%.

34        Invesco Van Kampen Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Corporate Bond Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage

35        Invesco Van Kampen Corporate Bond Fund

transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36        Invesco Van Kampen Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37        Invesco Van Kampen Corporate Bond Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Corporate Bond Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	78,753,925	2,561,311	5,245,927	0

38        Invesco Van Kampen Corporate Bond Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	214	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	214	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 0211-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CBD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	August 31, 2010

Invesco Van Kampen High Yield Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
23	Financial Highlights
25	Notes to Financial Statements
32	Auditor’s Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Agreements
36	Tax Information
37	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the period covered by this report. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen High Yield Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen High Yield Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen High Yield Fund was reorganized into Invesco Van Kampen High Yield Fund.
     On June 25, 2010, Peter Ehret, lead portfolio manager, and his investment team took over management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended August 31, 2010, shares of Invesco Van Kampen High Yield Fund at net asset value underperformed the Fund’s broad market/style-specific index, the Barclays Capital High Yield 2% Issuer Cap Index, due mainly to the Fund’s conservative posture during the 12-month period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/09 to 8/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	17.03%

Class B Shares	16.16

Class C Shares	16.19

Class Y Shares	17.31

Institutional Class Shares*	17.13

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ Synthetic (Broad Market Index/Style-Specific Index)	21.40

Lipper High Current Yield Bond Funds Index▼ (Peer Group Index)	19.65

▼	Lipper Inc.
*	Share class incepted during reporting period. For detailed explanation of Fund performance, see page 7.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S. based compa-
nies many of which are moderately sized firms. We principally invest in junk bonds rated B or above, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination, and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Portfolio Composition†
By credit quality

A	0.2%

BBB	3.6

BB	36.9

B	39.8

CCC	12.0

Non-Rated	2.3

Cash	5.2
†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top 10 Fixed Income Holdings*

1.	CCM Merger Corp.	1.7%

2.	CIT Group, Inc.	1.7

3.	Navistar International Corp.	1.3

4.	Vangent, Inc.	1.2

5.	Charter Communications
	Operating LLC	1.1

6.	Ticketmaster Entertainment, Inc.	1.1

7.	Continental Airlines, Inc.	1.1

8.	MGM Resorts International	1.0

9.	Ply Gem Industries, Inc.	1.0

10.	Calpine Corp.	0.9

Total Net Assets	$499.9 million

Total Number of Holdings*	248
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*	Excluding money market fund holdings.

Market conditions and your Fund
Market conditions during the 12-month reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.

4	Invesco Van Kampen High Yield Fund

     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010 after growing at 3.7% and 5.0% annual rates during the first quarter of 2010 and fourth quarter of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “the Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Defaults in the high yield bond market reached their peak in dollar terms in November of the fiscal year when four firms, valued collectively at $19.4 billion, defaulted for an annualized par-weighted default rate of 10.91%.3 Since November, default rates have dropped significantly, as there were only seven defaults in the second half of the fiscal year compared to 27 in the first six months.3 The annualized par-weighted default rate as of the end of the reporting period was 0.2%.3
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated positive total return for the fiscal year, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) reflected the rising prices of fixed income assets.2 During the last half of the reporting period, debt concerns in Europe caused investors to scale back their risk profile and embrace the relatively safe haven of U.S. government-related securities. However, the impact was not sufficient to erase gains realized by non-government bonds over the first half of the Fund’s fiscal year.
     On an absolute basis, the Fund generated positive returns for the period. The Fund maintained a defensive posture and was underweight in lower quality CCC-rated issues for most of the reporting period. This was the main detractor from performance as lower credit quality issues experienced the most significant positive returns in the high yield market.3 The previous management felt there were more compelling risk/reward opportunities within higher quality issues in the market, and therefore, the Fund emphasized higher quality bonds.
     In addition, the Fund de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. The Fund’s underweight in buildings and materials and financial companies also detracted from performance as these asset classes outperformed during the period.3 The Fund’s overweight in the health care sector and the oil field services industry detracted as these asset classes underperformed for the period.
     Since taking over management of the Fund on June 25, 2010, we have worked on aligning the Fund to the Invesco research team’s outlook. We remain generally positive in our assessment of high yield securities; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession make us cautious about owning riskier assets. We believe the risk of holding those securities outweighs any potential benefit for the Fund.
      Thank you for investing in Invesco Van Kampen High Yield Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen High Yield Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

5	Invesco Van Kampen High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen High Yield Fund

Average Annual Total Returns
As of 8/31/10, including maximum applicable
sales charges

Class A Shares

Inception (10/2/78)		6.97%

10	Years	3.29

5	Years	4.41

1	Year	11.49

Class B Shares

Inception (7/2/92)		5.36%

10	Years	3.17

5	Years	4.36

1	Year	11.16

Class C Shares

Inception (7/6/93)		4.29%

10	Years	3.01

5	Years	4.69

1	Year	15.19

Class Y Shares

Inception (3/23/05)		5.73%

5	Years	5.69

1	Year	17.31

Institutional Class Shares

10	Years	3.80%

5	Years	5.44

1	Year	17.13
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen High Yield Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor Fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (10/2/78)		6.89%

10	Years	3.01

5	Years	4.05

1	Year	14.73

Class B Shares

Inception (7/2/92)		5.20%

10	Years	2.88

5	Years	4.01

1	Year	14.53

Class C Shares

Inception (7/6/93)		4.11%

10	Years	2.72

5	Years	4.28

1	Year	18.51

Class Y Shares

Inception (3/23/05)		5.18%

5	Years	5.28

1	Year	20.75

Institutional Class Shares

10	Years	3.52%

5	Years	5.10

1	Year	20.63
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.03%, 1.78%, 1.78%, 0.78% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

continued from page 8

differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Van Kampen High Yield Fund

Invesco Van Kampen High Yield Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary objective.
■	Unless otherwise stated, information presented in this report is as of August 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Principal risks of investing in the Fund
■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund invests primarily in medium- and lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interests in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.

■	Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACHYX
Class B Shares	ACHZX
Class C Shares	ACHWX
Class Y Shares	ACHVX
Institutional Class Shares	ACHNX

8	Invesco Van Kampen High Yield Fund

Schedule of Investments

August 31, 2010

			Par
			Amount
	Coupon	Maturity	(000)		Value

Corporate Bonds–92.5%
Advertising–0.2%
Lamar Media Corp.(a)	7.875%	04/15/18		$1,075	$1,112,625

Aerospace–0.8%
Hexcel Corp.	6.750	02/01/15		1,576	1,591,760

L-3 Communications Corp.	5.875	01/15/15		2,285	2,334,984

					3,926,744

Aerospace & Defense–0.8%
Bombardier, Inc. (Canada)(a)	7.750	03/15/20		1,730	1,859,750

Triumph Group, Inc.	8.000	11/15/17		2,125	2,156,875

					4,016,625

Airlines–2.8%
American Airlines Pass Through Trust 1991	10.180	01/02/13		520	519,672

Continental Airlines, Inc.(a)	6.750	09/15/15		225	224,437

Continental Airlines, Inc., Ser B	9.250	05/10/17		682	718,231

Continental Airlines, Inc., Ser C	7.339	04/19/14		5,592	5,535,972

Delta Air Lines, Inc.(a)	9.500	09/15/14		2,843	3,059,779

Inaer Aviation Finance Ltd. (Spain)(a)	9.500	08/01/17	(EUR)	120	147,128

UAL Corp.	6.636	01/02/24		604	584,222

United Airlines, Inc.(a)	9.875	08/01/13		2,970	3,170,475

					13,959,916

Aluminum–0.1%
Century Aluminum Co.	8.000	05/15/14		505	499,634

Apparel, Accessories & Luxury Goods–1.1%
Hanesbrands, Inc.(b)	4.121	12/15/14		1,500	1,436,250

Oxford Industries, Inc.	11.375	07/15/15		2,633	2,945,669

Quiksilver, Inc.	6.875	04/15/15		1,050	976,500

					5,358,419

Apparel Retail–0.1%
Collective Brands, Inc.	8.250	08/01/13		720	729,000

Auto Parts & Equipment–0.8%
Allison Transmission, Inc.(a)	11.000	11/01/15		1,405	1,517,400

Tenneco, Inc.(a)	7.750	08/15/18		660	668,250

Tenneco, Inc.	8.125	11/15/15		1,575	1,641,937

					3,827,587

Automotive–2.5%
Case New Holland, Inc.	7.750	09/01/13		3,147	3,304,350

Case New Holland, Inc.(a)	7.875	12/01/17		1,150	1,219,000

Ford Motor Credit Co., LLC	6.625	08/15/17		570	578,550

Ford Motor Credit Co., LLC	7.450	07/16/31		1,630	1,599,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)		Value

Automotive–(continued)

Ford Motor Credit Co., LLC	8.000%	12/15/16		$1,443	$1,562,048

Ford Motor Credit Co., LLC	8.125	01/15/20		3,810	4,171,950

					12,435,335

Automobile Manufacturers–0.3%
Motors Liquidation Co.(g)	8.375	07/15/33		4,030	1,299,675

Broadcasting–0.7%
Kabel Deutschland GmbH (Germany)	10.625	07/01/14		1,010	1,051,662

LIN Television Corp.	6.500	05/15/13		965	955,350

XM Satellite Radio Holdings, Inc.(a)	13.000	08/01/13		1,532	1,736,905

					3,743,917

Broadcasting & Cable TV–0.7%
Allbritton Communications Co.	8.000	05/15/18		1,030	1,020,987

Clear Channel Worldwide Holdings, Inc.	9.250	12/15/17		1,675	1,767,125

ITV PLC (United Kingdom)	5.375	10/19/15	(GBP)	105	158,618

ITV PLC (United Kingdom)(c)	7.375	01/05/17	(GBP)	410	641,436

					3,588,166

Brokerage–0.2%
Merrill Lynch & Co., Inc.	6.110	01/29/37		1,015	984,753

Building Products–2.7%
AMH Holdings, Inc.(d)	11.250/0.000	03/01/14		720	734,850

Building Materials Corp. of America(a)	6.875	08/15/18		1,055	1,036,537

Building Materials Corp. of America(a)	7.500	03/15/20		990	992,475

Gibraltar Industries, Inc., Ser B	8.000	12/01/15		1,570	1,530,750

Nortek, Inc.	11.000	12/01/13		3,425	3,630,500

Ply Gem Industries, Inc.	11.750	06/15/13		4,757	4,923,495

Ply Gem Industries, Inc.	13.125	07/15/14		855	859,275

					13,707,882

Cable–3.2%
Charter Communications Operating LLC(a)(g)	10.875	09/15/14		5,075	5,677,656

CSC Holdings LLC	8.500	06/15/15		3,191	3,470,213

CSC Holdings LLC	8.625	02/15/19		3,166	3,545,920

NTL Cable PLC (United Kingdom)	9.125	08/15/16		3,164	3,385,480

					16,079,269

Casinos & Gaming–1.3%
Great Canadian Gaming Corp. (Canada)(a)	7.250	02/15/15		1,160	1,175,950

Mandalay Resorts Group	7.625	07/15/13		620	517,700

Seneca Gaming Corp.	7.250	05/01/12		1,620	1,587,600

Seneca Gaming Corp., Ser B	7.250	05/01/12		100	98,000

Wynn Las Vegas LLC(a)	7.750	08/15/20		735	744,187

Wynn Las Vegas LLC	7.875	05/01/20		2,451	2,484,701

					6,608,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)		Value

Chemicals–0.6%
Airgas, Inc.(a)	7.125%	10/01/18		$566	$626,137

Westlake Chemical Corp.	6.625	01/15/16		2,357	2,377,624

					3,003,761

Coal & Consumable Fuels–0.6%
Arch Coal, Inc.	7.250%	10/01/20		630	641,025

Consol Energy, Inc.(a)	8.250	04/01/20		545	581,106

Foundation PA Coal Co.	7.250	08/01/14		1,167	1,190,340

Peabody Energy Corp.	6.500	09/15/20		675	712,125

					3,124,596

Communications Equipment–0.6%
Avaya, Inc.	9.750	11/01/15		3,000	2,850,000

Construction & Farm Machinery & Heavy Trucks–1.7%
Esco Corp.(a)	8.625	12/15/13		710	728,637

Navistar International Corp.	8.250	11/01/21		6,385	6,688,288

Oshkosh Corp.	8.500	03/01/20		1,200	1,281,000

					8,697,925

Construction Materials–0.4%
Texas Industries, Inc.(a)	9.250	08/15/20		2,155	2,160,388

Consumer–0.4%
Hertz Corp.	8.875	01/01/14		1,790	1,848,175

Consumer Finance–1.6%
Ally Financial, Inc.(a)	7.500	09/15/20		1,375	1,368,125

Ally Financial, Inc.(a)	8.000	03/15/20		2,545	2,627,712

Ally Financial, Inc.	8.000	11/01/31		3,000	2,977,500

National Money Mart Co. (Canada)	10.375	12/15/16		1,020	1,065,900

					8,039,237

Diversified Banks–0.5%
TMD Friction Finance SA (Luxembourg)(a)	10.750	05/15/17	(EUR)	1,820	2,294,864

Electrical Components & Equipment–0.4%
NXP BV/NXP Funding LLC (Netherlands)	7.875	10/15/14		1,900	1,914,250

NXP BV/NXP Funding, LLC (Netherlands)(a)	9.750	08/01/18		270	279,450

					2,193,700

Energy–5.1%
Atlas Energy Operating Co., LLC	10.750	02/01/18		3,986	4,434,425

Chaparral Energy, Inc.	8.875	02/01/17		2,140	2,075,800

Cimarex Energy Co.	7.125	05/01/17		1,921	2,002,642

Compagnie Generale de
Geophysique SA (France)	7.500	05/15/15		1,933	1,947,497

Forest Oil Corp.	7.250	06/15/19		4,409	4,431,045

Hilcorp Energy/Finance Corp.(a)	7.750	11/01/15		1,896	1,924,440

Key Energy Services, Inc.	8.375	12/01/14		1,676	1,734,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Energy–(continued)

Newfield Exploration Co.	6.625%	09/01/14	$2,747	$2,825,976

Newfield Exploration Co.	7.125	05/15/18	601	629,548

Plains Exploration & Production Co.	7.625	06/01/18	1,665	1,696,219

Plains Exploration & Production Co.	7.750	06/15/15	1,772	1,805,225

				25,507,477

Environmental & Facilities Services–0.2%
EnergySolutions, Inc.(a)	10.750	08/15/18	955	981,263

Fertilizers & Agricultural Chemicals–0.7%
CF Industries Holdings, Inc.	7.125	05/01/20	3,110	3,335,475

Financial–2.1%
CIT Group, Inc.	7.000	05/01/17	8,844	8,357,580

JBS USA Finance, Inc.	11.625	05/01/14	1,846	2,132,130

				10,489,710

Food & Tobacco–0.5%
Constellation Brands, Inc.	7.250	05/15/17	2,176	2,290,240

Forest Products–1.9%
Georgia-Pacific Corp.(a)	7.125	01/15/17	2,115	2,241,900

Georgia-Pacific LLC(a)	8.250	05/01/16	2,599	2,868,646

Graphic Packaging International, Inc.	9.500	08/15/13	2,349	2,390,108

Owens-Brockway Glass
Container, Inc.	7.375	05/15/16	1,741	1,880,280

				9,380,934

Gaming & Leisure–7.5%
AMC Entertainment, Inc.	8.750	06/01/19	2,829	2,938,624

Ameristar Casinos, Inc.	9.250	06/01/14	2,259	2,394,540

CCM Merger Corp. (Senior Secured Term Loan)	8.500	07/13/12	8,777	8,695,620

Harrah’s Operating Co., Inc.	5.625	06/01/15	3,011	1,942,095

Harrah’s Operating Co., Inc.	10.000	12/15/18	480	376,800

Harrah’s Operating Co., Inc.	11.250	06/01/17	1,875	2,020,312

Harrah’s Operating Co., Inc.(a)	12.750	04/15/18	725	665,187

Intelsat Jackson Holdings SA (Luxembourg)	9.500	06/15/16	1,680	1,797,600

Las Vegas Sands Corp.	6.375	02/15/15	1,158	1,166,685

MGM Mirage, Inc.	6.750	04/01/13	5,258	4,653,330

MGM Mirage, Inc.	11.125	11/15/17	4,657	5,215,840

Nielsen Finance LLC(e)	0.000/12.500	08/01/16	1,210	1,197,900

Nielsen Finance LLC	10.000	08/01/14	2,612	2,742,600

Scientific Games International, Inc.	9.250	06/15/19	1,741	1,854,165

				37,661,298

Gas Utilities–0.6%
Ferrellgas LP	6.750	05/01/14	1,665	1,681,650

Suburban Propane Partners LLC	7.375	03/15/20	1,129	1,191,095

				2,872,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)		Value

Health Care–4.3%
Apria Healthcare Group, Inc.(a)	12.375%	11/01/14		$2,507	$2,757,700

Axcan Intermediate Holdings, Inc.	12.750	03/01/16		1,110	1,123,875

Biomet, Inc.	10.000	10/15/17		4,266	4,628,610

Fresenius US Finance II, Inc.(a)	9.000	07/15/15		875	980,000

HCA, Inc.	5.750	03/15/14		2,216	2,138,440

HCA, Inc.	6.250	02/15/13		3,029	3,044,145

HCA, Inc.	7.875	02/15/20		1,019	1,103,068

HCA, Inc.	9.875	02/15/17		2,089	2,292,677

Invacare Corp.	9.750	02/15/15		592	639,360

Select Medical Corp.(b)	6.143	09/15/15		780	676,650

Sun Healthcare Group, Inc.	9.125	04/15/15		1,980	2,074,050

					21,458,575

Health Care Facilities–1.2%
Community Health Systems, Inc.	8.875	07/15/15		2,675	2,785,343

Tenet Healthcare Corp.(a)	8.000	08/01/20		1,070	1,033,219

Tenet Healthcare Corp.	10.000	05/01/18		1,915	2,154,375

					5,972,937

Health Care Services–0.1%
Omnicare, Inc.	7.750	06/01/20		435	436,631

Highways & Railtracks–0.1%
Abertis Infraestructuras SA (Spain)	4.625	10/14/16	(EUR)	500	626,550

Homebuilding–1.1%
K Hovnanian Enterprises, Inc.	10.625	10/15/16		4,070	3,978,425

M/I Homes, Inc.	6.875	04/01/12		1,465	1,465,000

					5,443,425

Hotels, Resorts & Cruise Lines–0.5%
Carlson Wagonlit BV (Netherlands)(a)(b)	6.649	05/01/15	(EUR)	1,120	1,288,033

Royal Caribbean Cruises Ltd. (Liberia)	6.875	12/01/13		1,150	1,173,000

					2,461,033

Household Products–0.2%
Central Garden and Pet Co.	8.250	03/01/18		1,081	1,097,215

Independent Energy–0.8%
Pioneer Natural Resources Co.	6.650	03/15/17		3,565	3,743,898

Industrial Conglomerates–0.7%
RBS Global, Inc.	8.500	05/01/18		3,960	3,999,600

Industrial Machinery–0.2%
Mueller Water Products, Inc.(a)	8.750	09/01/20		215	217,688

SPX Corp.(a)	6.875	09/01/17		850	879,750

					1,097,438

Information Technology–3.2%
Sungard Data Systems, Inc.	9.125	08/15/13		3,516	3,603,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Information Technology–(continued)

Sungard Data Systems, Inc.	10.250%	08/15/15	$2,360	$2,475,050

SunGard Data Systems, Inc.	10.625	05/15/15	1,554	1,728,825

Unisys Corp.(a)	14.250	09/15/15	1,741	2,054,380

Vangent, Inc.	9.625	02/15/15	6,607	6,111,475

				15,973,630

Integrated Telecommunication Services–0.3%
Qwest Communications International, Inc.(a)	7.125	04/01/18	1,330	1,381,538

Internet Retail–0.9%
Expedia, Inc.(a)	5.950	08/15/20	1,015	1,043,302

Expedia, Inc.	8.500	07/01/16	3,130	3,425,394

				4,468,696

Investment Banking & Brokerage–0.3%
E*Trade Financial Corp.	7.875	12/01/15	1,495	1,416,513

Leisure Facilities–0.2%
Universal City Development Partners Ltd.(a)	8.875	11/15/15	1,000	1,020,000

Leisure Products–0.0%
Toys R US–Delaware, Inc.(a)	7.375	09/01/16	215	218,225

Manufacturing–1.0%
Baldor Electric Co.	8.625	02/15/17	1,127	1,200,255

Ball Corp.	6.750	09/15/20	1,741	1,836,755

Interface, Inc.	11.375	11/01/13	1,741	1,984,740

				5,021,750

Metal & Glass Containers–0.2%
Graham Packaging Co., Inc.	9.875	10/15/14	1,128	1,156,200

Metals–1.5%
Novelis, Inc. (Canada)	7.250	02/15/15	3,912	3,931,560

Teck Resources Ltd. (Canada)	10.250	05/15/16	2,748	3,325,080

				7,256,640

Movies & Entertainment–0.2%
Cinemark USA, Inc.	8.625	06/15/19	960	1,012,800

Multi-Line Insurance–0.2%
Hartford Financial Services Group, Inc.(c)	8.125	06/15/38	1,060	1,046,958

Office Services & Supplies–0.2%
IKON Office Solutions, Inc.	6.750	12/01/25	910	932,750

Oil & Gas Drilling–0.3%
Pride International, Inc.	6.875	08/15/20	260	273,325

Pride International, Inc.	7.375	07/15/14	1,140	1,172,296

				1,445,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Oil & Gas Equipment & Services–0.2%
Bristow Group, Inc.	7.500%	09/15/17	$920	$925,750

Oil & Gas Exploration & Production–3.7%
Anadarko Petroleum Corp.	6.375	09/15/17	1,045	1,037,162

Chesapeake Energy Corp.	6.625	08/15/20	1,345	1,355,088

Chesapeake Energy Corp.	6.875	11/15/20	115	117,875

Chesapeake Energy Corp.	9.500	02/15/15	1,545	1,740,056

Continental Resources, Inc.(a)	7.375	10/01/20	1,200	1,224,000

Continental Resources, Inc.	8.250	10/01/19	750	808,125

Encore Acquisition Co.	9.500	05/01/16	1,355	1,482,031

McMoRan Exploration Co.	11.875	11/15/14	3,780	3,997,350

Petrohawk Energy Corp.(a)	7.250	08/15/18	1,010	1,009,369

Petrohawk Energy Corp.	7.875	06/01/15	2,600	2,700,750

Range Resources Corp.	6.750	08/01/20	575	576,438

Range Resources Corp.	7.500	05/15/16	1,665	1,756,575

Range Resources Corp.	7.500	10/01/17	600	626,250

				18,431,069

Oil & Gas Refining & Marketing–1.3%
Petroplus Finance Ltd. (Bermuda)(a)	6.750	05/01/14	1,620	1,457,838

Tesoro Corp.	6.500	06/01/17	2,585	2,513,913

United Refining Co.	10.500	08/15/12	2,675	2,471,031

				6,442,782

Oil & Gas Storage & Transportation–1.9%
Copano Energy LLC	8.125	03/01/16	2,470	2,500,875

Inergy LP	8.250	03/01/16	2,630	2,774,650

MarkWest Energy Partners LLC	8.750	04/15/18	2,635	2,839,212

Regency Energy Partners LLC	8.375	12/15/13	1,320	1,384,350

				9,499,087

Other Diversified Financial Services–1.4%
International Lease Finance Corp.(a)	6.500	09/01/14	495	510,778

International Lease Finance Corp.(a)	6.750	09/01/16	1,240	1,261,313

International Lease Finance Corp.(a)	7.125	09/01/18	1,240	1,265,575

International Lease Finance Corp.(a)	8.750	03/15/17	3,809	3,866,135

				6,903,801

Paper Packaging–0.4%
Cascades, Inc. (Canada)	7.875	01/15/20	2,146	2,205,015

Paper Products–0.8%
Mercer International, Inc.	9.250	02/15/13	3,105	3,011,850

P.H. Glatfelter Co.	7.125	05/01/16	945	941,669

				3,953,519

Personal Products–0.1%
Universal Hospital Services, Inc.(f)	8.500	06/01/15	370	372,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Pharmaceuticals–0.2%
Elan Finance PLC (Ireland)(a)	8.750%	10/15/16	$860	$838,500

Mylan, Inc.(a)	7.875	07/15/20	190	199,975

				1,038,475

Publishing–0.6%
Gannett Co., Inc.(a)	9.375	11/15/17	2,640	2,904,000

Railroads–0.3%
Kansas City Southern de Mexico SA de CV (Mexico)(a)	8.000	02/01/18	1,430	1,526,683

Regional Banks–0.9%
Regions Financial Corp.	7.375	12/10/37	1,655	1,539,687

Zions Banc Corp.	5.500	11/16/15	3,205	3,044,750

				4,584,437

Retail–1.5%
Macy’s Retail Holdings, Inc.	5.900	12/01/16	3,156	3,274,350

SUPERVALU, Inc.	7.500	05/15/12	1,237	1,280,295

SUPERVALU, Inc.	7.500	11/15/14	1,136	1,137,420

SUPERVALU, Inc.	8.000	05/01/16	1,558	1,559,948

				7,252,013

Semiconductor Equipment–1.3%
Amkor Technologies, Inc.(a)	7.375	05/01/18	2,365	2,365,000

Freescale Semiconductor, Inc.(f)	9.125	12/15/14	2,855	2,655,150

Freescale Semiconductor, Inc.(a)	9.250	04/15/18	1,639	1,643,097

				6,663,247

Semiconductors–0.1%
Advanced Micro Devices, Inc.(a)	7.750	08/01/20	445	442,775

Services–1.8%
Affinion Group, Inc.	11.500	10/15/15	1,771	1,868,405

ARAMARK Corp.	8.500	02/01/15	1,535	1,596,400

Ticketmaster Entertainment, Inc.	10.750	08/01/16	5,210	5,613,775

				9,078,580

Specialized REIT’s–0.2%
Senior Housing Properties Trust	6.750	04/15/20	920	953,350

Specialty Chemicals–0.8%
Ferro Corp.	7.875	08/15/18	195	200,850

Huntsman International LLC	7.375	01/01/15	3,760	3,703,600

				3,904,450

Specialty Stores–0.8%
General Nutrition Centers, Inc.(f)	5.750	03/15/14	1,350	1,301,063

Michaels Stores, Inc.(e)	0.000/13.000	11/01/16	2,690	2,542,050

				3,843,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Steel–0.4%
AK Steel Corp.	7.625%	05/15/20	$965	$977,062

United States Steel Corp.	7.000	02/01/18	835	843,350

United States Steel Corp.	7.375	04/01/20	95	96,900

				1,917,312

Telecommunications–2.7%
Hughes Network Systems LLC	9.500	04/15/14	3,243	3,364,613

Nordic Telephone Co., Holdings
(Luxembourg)(a)	8.875	05/01/16	1,675	1,767,125

Wind Acquisition Finance SA
(Luxembourg)(a)	11.750	07/15/17	3,874	4,263,337

Wind Acquisition Finance SA
(Luxembourg)(a)	12.000	12/01/15	2,368	2,504,160

Windstream Corp.	7.875	11/01/17	1,413	1,441,260

				13,340,495

Textiles–0.3%
Invista(a)	9.250	05/01/12	255	258,506

Levi Strauss & Co.	7.625	05/15/20	995	1,016,144

				1,274,650

Tires & Rubber–0.8%
Cooper Tire & Rubber Co.	8.000	12/15/19	2,519	2,556,785

Goodyear Tire & Rubber Co.	8.750	08/15/20	1,425	1,506,937

				4,063,722

Trading Companies & Distributors–1.2%
Ashtead Capital, Inc.(a)	9.000	08/15/16	1,280	1,299,200

H&E Equipment Services, Inc.	8.375	07/15/16	2,305	2,276,187

United Rentals North America, Inc.	7.000	02/15/14	695	698,475

United Rentals North America, Inc.	7.750	11/15/13	1,840	1,863,000

				6,136,862

Transportation–0.1%
KAR Auction Services, Inc.	8.750	05/01/14	720	739,800

Travel Services–1.0%
Travelport, LLC(a)	9.000	03/01/16	1,020	1,017,450

Travelport, LLC	9.875	09/01/14	1,730	1,784,062

Travelport, LLC	11.875	09/01/16	2,145	2,289,788

				5,091,300

Utility–3.5%
AES Corp.	7.750	03/01/14	1,261	1,324,050

Calpine Corp. (Senior Secured Term Loan)	5.685	03/29/14	4,908	4,702,970

El Paso Corp.	6.875	06/15/14	1,007	1,067,420

El Paso Corp.	7.000	06/15/17	1,567	1,653,185

El Paso Corp.	12.000	12/12/13	326	393,645

IPALCO Enterprises, Inc.	8.625	11/14/11	1,180	1,241,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Yield Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Utility–(continued)

NRG Energy, Inc.	7.375%	02/01/16	$3,540	$3,593,100

NSG Holdings, Inc.(a)	7.750	12/15/25	3,796	3,383,185

				17,359,505

Wireless Telecommunication Services–2.5%
Clearwire Communications LLC(a)	12.000	12/01/15	2,955	2,984,550

Digicel Group Ltd. (Bermuda)(a)	8.875	01/15/15	820	829,225

Digicel Ltd. (Bermuda)(a)	8.250	09/01/17	1,480	1,531,800

Sprint Capital Corp.	6.875	11/15/28	775	651,000

Sprint Capital Corp.	6.900	05/01/19	3,922	3,706,290

Sprint Nextel Corp.	8.375	08/15/17	2,750	2,839,375

				12,542,240

Wireline–0.3%
Intelsat Corp.	9.250	06/15/16	1,632	1,742,160

Total Corporate Bonds–92.5%				462,431,063

			Shares
Equities–0.3%
Ally Financial, Inc.(a)			2,046	1,690,188

HF Holdings, Inc.(i)			36,820	0

Hosiery Corp. of America, Inc., Class A(i)			1,000	0

Ventelo, Inc. (United Kingdom)(a)(i)			73,021	0

Total Equities–0.3%				1,690,188

Total Long-Term Investments–92.8% (Cost $445,677,942)				464,121,251

Money Market Funds–4.5%
Liquid Assets Portfolio–Institutional Class(h)			11,248,492	11,248,492

Premier Portfolio–Institutional Class(h)			11,248,492	11,248,492

Total Money Market Funds 4.5% (Cost $22,496,984)				22,496,984

Total Investments–97.3% (Cost $468,174,926)				486,618,235

Foreign Currency–0.1% (Cost $474,713)				485,295

Other Assets in Excess of Liabilities–2.6%				12,771,253

Net Assets–100.0%				$499,874,783

Currency Abbreviations:

EUR	– Euro
GBP	– Great Britain Pound

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Floating Rate Coupon
(c)	Variable Rate Coupon
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date.
(e)	Security is a “step-up” bond where the coupon increases or steps down at a predetermined date
(f)	Payment-in-kind security.
(g)	Security is in default.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.
(i)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Yield Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 3 to the financial statements for further information regarding fair value measurements.)
  The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3*
	Quoted	Other Significant	Significant
	Prices	Observable Inputs	Unobservable Inputs	Total

Investments in an Asset Position
Corporate Bonds	$—	$462,431,063	—	$462,431,063

Equities	—	1,690,188	—	1,690,188

Money Market Funds	22,496,984	—	—	22,496,984

Total Investments in an Asset Position	$22,496,984	$464,121,251	$—	$486,618,235

*	The Fund holds level 3 securities with a total market value of $0.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen High Yield Fund

Statement of Assets and Liabilities

August 31, 2010

Assets:
Investments, at value (Cost $445,677,942)	$464,121,251

Investments in affiliated money market funds, at value and cost	22,496,984

Foreign Currency (Cost $474,713)	485,295

Cash	5,797,834

Receivables:
Interest	9,233,435

Investments sold	6,348,929

Fund shares sold	1,118,739

Dividends	4,113

Other	4,856

Total assets	509,611,436

Liabilities:
Payables:
Investments purchased	7,579,940

Fund shares repurchased	1,178,942

Income distributions	494,587

Distributor and affiliates	269,406

Accrued expenses	213,778

Total liabilities	9,736,653

Net assets	$499,874,783

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$910,766,370

Net unrealized appreciation	18,448,883

Accumulated undistributed net investment income (loss)	(226,414)

Accumulated net realized gain (loss)	(429,114,056)

Net assets	$499,874,783

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $380,953,565 and 40,395,470 shares of beneficial interest issued and outstanding)	$9.43

Maximum sales charge (4.75% of offering price)	0.47

Maximum offering price to public	$9.90

Class B Shares:
Net asset value and offering price per share (Based on net assets of $31,162,184 and 3,279,123 shares of beneficial interest issued and outstanding)	$9.50

Class C Shares:
Net asset value and offering price per share (Based on net assets of $48,198,184 and 5,164,650 shares of beneficial interest issued and outstanding)	$9.33

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $16,380,044 and 1,736,993 shares of beneficial interest issued and outstanding)	$9.43

Institutional Class Shares:
Net asset value and offering price per share (Based on net assets of $23,180,806 and 2,458,727 shares of beneficial interest issued and outstanding)	$9.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen High Yield Fund

Statement of Operations

For the year ended August 31, 2010

Investment income:
Interest	$49,939,381

Dividends	142,947

Dividends from affiliated money market funds	9,449

Other	542,970

Total income	50,634,747

Expenses:
Investment advisory fee	2,255,804

Distribution fees
Class A	939,266

Class B	357,378

Class C	458,487

Transfer agent fees — A, B, C and Y	705,812

Transfer agent fees — Institutional	1,923

Administrative services fees	163,329

Reports to shareholders	79,916

Registration fees	78,813

Professional fees	56,782

Custody	52,929

Trustees’ and officers’ fees and benefits	33,636

Other	22,641

Total expenses	5,206,716

Expense reduction	4,437

Net expenses	5,202,279

Net investment income	45,432,468

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	12,004,684

Foreign currency transactions	965,935

Net realized gain	12,970,619

Unrealized appreciation (depreciation):
Beginning of the period	(9,532,261)

End of the period:
Investments	18,443,309

Foreign currency translation	5,574

18,448,883

Net unrealized appreciation during the period	27,981,144

Net realized and unrealized gain	40,951,853

Net increase in net assets from operations	$86,384,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen High Yield Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	August 31, 2010	August 31, 2009

From investment activities:
Operations:
Net investment income	$45,432,468	$38,296,558

Net realized gain (loss)	12,970,619	(101,354,925)

Net unrealized appreciation during the period	27,981,144	76,504,123

Change in net assets from operations	86,384,231	13,445,756

Distributions from net investment income:
Class A Shares	(35,512,095)	(29,086,934)

Class B Shares	(3,090,161)	(3,297,437)

Class C Shares	(4,023,080)	(2,853,466)

Class Y Shares	(8,282,338)	(2,337,678)

Institutional Class Shares	(345,081)	-0-

Total distributions	(51,252,755)	(37,575,515)

Net change in net assets from investment activities	35,131,476	(24,129,759)

From capital transactions:
Proceeds from shares sold	176,486,710	186,683,906

Net asset value of shares issued through dividend reinvestment	41,197,667	29,381,238

Cost of shares repurchased	(281,348,425)	(121,785,306)

Net change in net assets from capital transactions	(63,664,048)	94,279,838

Total increase (decrease) in net assets	(28,532,572)	70,150,079

Net assets:
Beginning of the period	528,407,355	458,257,276

End of the period (including accumulated undistributed net investment income (loss) of $(226,414) and $3,388,558, respectively)	$499,874,783	$528,407,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen High Yield Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.
  All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Class A Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.85		$9.45		$10.38		$10.47		$10.89

Net investment income(a)	0.78		0.78		0.75		0.75		0.75

Net realized and unrealized gain (loss)	0.68		(0.61)		(0.94)		(0.10)		(0.39)

Total from investment operations	1.46		0.17		(0.19)		0.65		0.36

Less distributions from net investment income	0.88		0.77		0.74		0.74		0.78

Net asset value, end of the period	$9.43		$8.85		$9.45		$10.38		$10.47

Total return	17.03	%(b)	3.24	%(c)	(2.01	)%(c)	6.23	%(c)	3.55	%(c)

Net assets at end of the period (in millions)	$380.9		$365.2		$351.6		$425.4		$457.7

Ratio of expenses to average net assets	0.88	%(e)	1.02	%(d)	0.94	%(d)	0.92	%(d)	0.92	%(d)

Ratio of net investment income to average net assets	8.38	%(e)	9.88%		7.39%		7.05%		7.04%

Portfolio turnover	119%		121%		39%		42%		44%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $376,572.

	Class B Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.92		$9.51		$10.44		$10.53		$10.95

Net investment income(a)	0.72		0.73		0.68		0.68		0.66

Net realized and unrealized gain (loss)	0.67		(0.61)		(0.95)		(0.11)		(0.39)

Total from investment operations	1.39		0.12		(0.27)		0.57		0.27

Less distributions from net investment income	0.81		0.71		0.66		0.66		0.69

Net asset value, end of the period	$9.50		$8.92		$9.51		$10.44		$10.53

Total return	16.03	%(b)	2.56	%(c)	(2.74	)%(c)	5.41	%(c)	2.75	%(c)

Net assets at end of the period (in millions)	$31.2		$38.9		$50.5		$77.6		$115.8

Ratio of expenses to average net assets	1.63	%(e)	1.79	%(d)	1.70	%(d)	1.68	%(d)	1.68	%(d)

Ratio of net investment income to average net assets	7.66	%(e)	9.14%		6.63%		6.32%		6.28%

Portfolio turnover	119%		121%		39%		42%		44%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $35,738.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen High Yield Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.77		$9.37		$10.30		$10.38		$10.80

Net investment income(a)	0.70		0.72		0.66		0.66		0.66

Net realized and unrealized gain (loss)	0.67		(0.61)		(0.92)		(0.08)		(0.36)

Total from investment operations	1.37		0.11		(0.26)		0.58		0.30

Less distributions from net investment income	0.81		0.71		0.67		0.66		0.72

Net asset value, end of the period	$9.33		$8.77		$9.37		$10.30		$10.38

Total return	16.06	%(b)	2.51	%(c)	(2.77	)%(c)	5.59	%(c)	2.83	%(c)(f)

Net assets at end of the period (in millions)	$48.2		$41.2		$36.2		$32.1		$43.6

Ratio of expenses to average net assets	1.63	%(e)	1.78	%(d)	1.69	%(d)	1.68	%(d)	1.64	%(d)(f)

Ratio of net investment income to average net assets	7.62	%(e)	9.11%		6.65%		6.26%		6.32	%(f)

Portfolio turnover	119%		121%		39%		42%		44%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $45,849.
(f)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.

	Class Y Sharesˆ
	Year ended August 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.85		$9.45		$10.38		$10.47		$10.89

Net investment income(a)	0.82		0.79		0.76		0.71		0.78

Net realized and unrealized gain (loss)	0.66		(0.60)		(0.92)		(0.04)		(0.39)

Total from investment operations	1.48		0.19		(0.16)		0.67		0.39

Less distributions from net investment income	0.90		0.79		0.77		0.76		0.81

Net asset value, end of the period	$9.43		$8.85		$9.45		$10.38		$10.47

Total return	17.31	%(b)	3.50	%(c)	-1.76	%(c)	6.49	%(c)	3.82	%(c)

Net assets at end of the period (in millions)	$16.4		$83.1		$20.0		$6.0		$1.7

Ratio of expenses to average net assets	0.64	%(e)	0.79	%(d)	0.68	%(d)	0.67	%(d)	0.63	%(d)

Ratio of net investment income to average net assets	8.80	%(e)	9.96%		7.67%		6.72%		7.37%

Portfolio turnover	119%		121%		39%		42%		44%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by 0.01% for the years ended August 31, 2007 and 2006.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $83,286.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen High Yield Fund

Financial Highlights—(continued)

	Institutional Class Shares
	June 1, 2010
	(Commencement of
	operations) to
	August 31, 2010

Net asset value, beginning of the period	9.16

Net investment income(a)	0.18

Net realized and unrealized gain	0.30

Total from investment operations	0.48

Less distributions from net investment income	0.21

Net asset value, end of the period	$9.43

Total return(b)	5.31%

Net assets at end of the period (in millions)	$23.2

Ratio of expenses to average net assets	0.53	%(c)

Ratio of net investment income to average net assets	7.66	%(c)

Portfolio turnover(d)	119%

*	Non-Annualized

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $15,426.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

Notes to Financial Statements

August 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen High Yield Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

25        Invesco Van Kampen High Yield Fund

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

26        Invesco Van Kampen High Yield Fund

D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

27        Invesco Van Kampen High Yield Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.420%

Next $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.270%

Next $1 billion	0.245%

Over $3 billion	0.220%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,733,501 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.03%, 1.78%, 1.78%, 0.78% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended August 31, 2010, the Adviser waived advisory fees of $4,437.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $38,612 to VKII. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended August 31, 2010, IIS was paid $173,804 for providing such services. Prior to the Reorganization, the Acquired Fund paid $335,925 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,324,408 to VKFI.
  For the year ended August 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to August 31, 2010, IDI advised the Fund that IDI retained $11,653 in front-end sales commissions from the sale of Class A shares and $11, $5,089 and $2,250 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to

28        Invesco Van Kampen High Yield Fund

the Reorganization, VKFI retained $96,666 in front-end sales commissions from the sale of Class A shares and $47,960, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended August 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $15,405 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended August 31, 2010 and 2009:

	2010	2009

Ordinary income	$51,252,755	$37,475,638

29        Invesco Van Kampen High Yield Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$806,001

Net unrealized appreciation — investments	15,120,023

Net unrealized appreciation — other investments	5,574

Temporary book/tax differences	(494,586)

Post-October deferrals	(11,673,379)

Capital loss carryforward	(414,655,220)

Shares of beneficial interest	910,766,370

Total net assets	$499,874,783

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $414,655,220 of capital loss carryforward in the fiscal year ending August 31, 2011.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

August 31, 2011	$165,406,856

August 31, 2012	117,018,188

August 31, 2013	32,804,299

August 31, 2014	5,413,212

August 31, 2017	19,823,114

August 31, 2018	74,189,551

Total capital loss carryforward	$414,655,220

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2010 was $613,829,257 and $693,353,210. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$23,385,925

Aggregate unrealized (depreciation) of investment securities	(8,265,902)

Net unrealized appreciation of investment securities	$15,120,023

Cost of investments for tax purposes is $471,498,212.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on August 31, 2010, undistributed net investment income (loss) was increased by $2,205,315, undistributed net realized gain (loss) was increased by $136,312,851 and shares of beneficial interest decreased by $138,518,166. This reclassification had no effect on the net assets of the Fund.

30        Invesco Van Kampen High Yield Fund

NOTE 9—Share Information

	For the years ended August 31,
	2010(a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	7,346,584(b	)	$68,689,241(b	)	11,410,540	$89,598,734

Class B	725,443		6,835,376		1,324,736	10,493,466

Class C	2,619,845		24,185,686		2,418,736	18,313,507

Class Y	5,812,949		53,925,008		8,028,667	68,278,199

Institutional Class Shares	2,474,939		22,851,399		-0-	-0-

Total sales	18,979,760		$176,486,710		23,182,679	$186,683,906

Dividend reinvestment:
Class A	3,180,678		$29,700,163		3,017,619	$23,726,047

Class B	274,829		2,585,051		343,346	2,705,782

Class C	360,554		3,335,306		290,640	2,273,230

Class Y	560,672		5,232,066		81,159	676,179

Institutional Class Shares	36,515		345,081		-0-	-0-

Total dividend reinvestment	4,413,248		$41,197,667		3,732,764	$29,381,238

Repurchases:(c)
Class A	(11,381,640)		$(105,906,612)		(10,381,357)	$(80,760,861)

Class B	(2,080,857	)(b)	(19,576,723	)(b)	(2,614,251)	(20,592,733)

Class C	(2,511,116)		(23,079,919)		(1,878,239)	(14,084,844)

Class Y	(14,023,946)		(132,286,190)		(838,078)	(6,346,868)

Institutional Class Shares	(52,727)		(498,981)		-0-	-0-

Total repurchases	(30,050,286)		(281,348,425)		(15,711,925)	$(121,785,306)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control with Invesco.
(b)	Includes automatic conversion of 509,543 Class B shares into 513,561 Class A shares at a value of $4,805,987.
(c)	Net of redemption fees of $70,153 allocated among the classes based on relative net assets of each class for the year ended August 31, 2010.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

31        Invesco Van Kampen High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Yield Fund (formerly known as Van Kampen High Yield Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by other independent auditors whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

October 20, 2010
Houston, Texas

32        Invesco Van Kampen High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2010, through August 31, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through August 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(03/01/10)	(08/31/10)[1]	Period[2]	(08/31/10)	Period[3]	Ratio
A	$1,000.00	$1,059.64	$4.36	$1,020.97	$4.28	0.84%

B	1,000.00	1,055.33	8.24	1,017.19	8.08	1.59%

C	1,000.00	1,056.16	8.24	1,017.19	8.08	1.59%

Y	1,000.00	1,060.92	3.12	1,022.18	3.06	0.60%

Institutional	1,000.00	1,053.06	1.36	1,022.53	2.70	0.53%

[1]	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2010, through August 31, 2010 (as of close of business June 1, 2010 through August 31, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 91 (as of close of business June 1, 2010 through August 31, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

33        Invesco Van Kampen High Yield Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen High Yield Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations

34        Invesco Van Kampen High Yield Fund

under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35        Invesco Van Kampen High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36        Invesco Van Kampen High Yield Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen High Yield Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	43,646,566	1,102,402	2,157,691	0

37        Invesco Van Kampen High Yield Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	214	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	214	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street,
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 0211-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-HYI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

. ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable
		to Non-Audit Services Provided for
	Fees Billed for Services Rendered to	fiscal year end 8/31/2010 Pursuant to
	the Registrant for fiscal year end	Waiver of Pre-Approval
	8/31/2010	Requirement(1)
Audit Fees	$134,900	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$24,000	0%
All Other Fees	$0	0%

Total Fees	$158 ,900	0%
PWC billed the Registrant aggregate non-audit fees of $24,000 for the fiscal year ended August 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end August 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 8/31/2010	Percentage of Fees Billed
	That Were Required	Applicable to Non-Audit Services
	to be Pre-Approved	Provided for fiscal year end
	by the Registrant’s	8/31/2010 Pursuant to Waiver of
	Audit Committee	Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended August 31, 2010.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: November 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: November 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: November 8, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.